Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                    Exhibit 10.7

                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

This OEM Agreement (the "Agreement") is made and entered into between Art Technology Group, Inc., a Delaware corporation ("ATG"), and the original equipment manufacturer named below (the "OEM") as of the Effective Date set forth below:

--------------------------------------------------------------------------------
OEM Name: INFORMIX SOFTWARE, INC.    Contact Person: Gregg Medaglia
--------------------------------------------------------------------------------
Billing/Notice Address:              Telephone/Fax:  Tel: 650-926-6300
4100 Bohannon Drive                  Fax:  650-926-6560
Menlo Park, CA 94025
Notices Attn.: General Counsel
--------------------------------------------------------------------------------
Territory: WORLDWIDE                 State of  Incorporation: Delaware
--------------------------------------------------------------------------------
Initial Term: TWO (2) YEARS          Effective Date:  DECEMBER 31, 1998
--------------------------------------------------------------------------------
OEM Offerings:
INFORMIX (I) DATABASE AND/OR OTHER PRODUCTS THAT INCLUDE SUBSTANTIAL
FUNCTIONALITY AND/OR (II) SUBSTANTIAL ENHANCEMENTS, CUSTOMIZATION, OR
IMPLEMENTATION SERVICES OFFERED WITH THE ATG PRODUCTS (OR IN THE CASE OF
INFORMIX DATABASE AND/OR OTHER PRODUCTS, ALTERNATIVELY ALREADY LICENSED BY THE
END USER) IN ADDITION TO THAT OFFERED BY THE ATG PRODUCTS, AND/OR (III)
SUBSTANTIAL SERVICES INTEGRATING ATG PRODUCTS INTO INFORMIX PRODUCTS, AND/OR
(IV) THE ATG PRODUCTS OFFERED WITHOUT ANY INFORMIX PRODUCTS OR SERVICES TO END
USERS, PROVIDED THAT THE FULL DEVELOPMENT VERSION OF ANY ATG PRODUCTS AND
SUPPORT FOR SUCH FULL DEVELOPMENT VERSION ARE OFFERED TO THE END USER.
--------------------------------------------------------------------------------
ATG Contact Persons: Jeet Singh and Joe Chung
--------------------------------------------------------------------------------

This Cover Page, the attached OEM Terms and Conditions and related schedules and any duly executed addenda are incorporated into and made a part of this Agreement as of the Effective Date set forth above. Additional documents, schedules, exhibits, addenda and amendments may be incorporated into and made a part of this Agreement upon the written consent of the parties.

The parties hereby acknowledge that they have read and understand this Agreement and all schedules and addenda hereto, and agree to all terms and conditions stated herein and attached hereto.

--------------------------------------------------------------------------------
ATG: ART TECHNOLOGY GROUP, INC.      OEM: INFORMIX SOFTWARE, INC.
--------------------------------------------------------------------------------
By:        /s/  Jeet Singh           By:        /s/  Wes Raffel
--------------------------------------------------------------------------------
Name:  Jeet Singh                    Name:   Wes Raffel
--------------------------------------------------------------------------------
Title:    President                  Title:      VP & GM
--------------------------------------------------------------------------------

                            OEM TERMS AND CONDITIONS

1.   DEFINITIONS

a. "Addendum" shall mean any addendum to this Agreement duly executed by both parties hereto that either amends any of the terms hereto or identifies additional ATG Products to be covered by this Agreement.

b. "API" shall mean Application Programming Interface; APIs for each ATG Product, to the extent they exist, shall be available under the Development License to OEM and any Development- Enabled Subdistributor.

c. "ATG Products" shall mean the ATG software products identified on Schedule 1 attached hereto or any Addendum, together with, for any particular ATG software product, such Maintenance Releases and Major Releases, if any, as are listed on Schedule 1, and any follow-on and/or replacement products made generally available by ATG only if the OEM is entitled to receive Major Releases for the replaced product, as specified on Schedule 1.

d. "ATG SLA" shall mean the schedule of Support Services to be provided to OEM by ATG, as documented in the ATG Service Level Agreement attached as
     Schedule 8.

e. "Effective List Price" shall mean, for the first Revenue Year, the List Price in effect as of the Effective Date and attached hereto as Schedule 6. For each subsequent Revenue Year, the Effective List Price shall mean the lower of (i) the then effective List Price at the start of such Revenue Year or (ii) 110% of the Effective List Price in the previous Revenue Year.

f. "End User" shall mean a person or entity acquiring OEM Offerings for his or its own internal use and not for resale or distribution to others, which persons or entities have properly executed and are bound by the terms of a Software License Agreement.

g. "End User Documentation" shall mean the manuals, handbooks and other written or electronic material typically accompanying the ATG Products, other than the Programmer Documentation.

h. "Intellectual Property" shall mean all patent, copyright, trademark, trade secret and other intellectual and intangible property rights, including all registrations and applications therefor, and all continuations, continuations in part, divisional applications, and renewals of any of the foregoing.

i. "License Generator" shall mean the software provided by ATG to OEM hereunder in order for OEM to generate Use Authorization Keys for the ATG Products, each such use authorization key being generated exclusively for a particular Internet Protocol ("IP") address.

j.   "Licensed Marks" shall mean the ATG names, logos and trademarks listed on
     Schedule 4 hereto, and such others as may be agreed in writing by the parties.

k. "List Price" shall mean, with respect to an ATG Product, ATG's standard list price for the ATG Product in the Territory (based on number of CPUs and/or developers), as it may be revised by ATG from time to time. A revised List Price shall become effective for purposes of this Agreement thirty (30) days after ATG publishes such List Price or otherwise provides such revised List Price to OEM.

l. "Maintenance and Support Fee" shall mean those fees that are payable to ATG in accordance with Section 4(f) hereof in exchange for the provision of Support Services to OEM, and for the provision of such Major Releases and Maintenance Releases to OEM as are specified in
     Section 3 of Schedule 1.

m. "Maintenance Release" shall mean the updates to the ATG Products provided by ATG that may incorporate (i) corrections of any substantial defects;
     (ii) fixes of any minor bugs; (iii) multi- language and localization support, if and as they become available; and (ii) at the sole discretion of ATG, minor enhancements to the ATG Products; provided, however, that Maintenance Releases shall not include major new releases of the ATG Products that incorporate substantial changes or additions that (i) provide additional value and utility; (ii) may be priced and offered separately as optional additions to the ATG Products; and (iii) are not made generally available to ATG's customers without a separate charge. Maintenance Releases are generally identified by ATG by a change to the version number to the right of the decimal point (i.e. version 4.1 to 4.2).

n. "Major Release" shall mean, for a particular ATG Product, those updates, upgrades and new releases of the ATG Products, other than Maintenance Releases, to be provided by ATG to OEM as specified on Schedule 1. Major Releases are generally identified by ATG by a change to the version number to the left of the decimal point (i.e., version 4.2 to 5.0).

o. "Object Code Form" shall mean a form of executable software code resulting from the translation or processing of software in Source Code Form by a computer into machine language or intermediate code, which thus is in a form that would not be convenient to human understanding of the program.

p.   "OEM Discount" shall mean the applicable discount percentage set forth on
     Schedule 2 hereto.

q. "OEM Offerings" shall mean the products and/or services that OEM is authorized hereunder to offer in connection with the ATG Products, as set forth on the Cover Page and on Schedule 1 hereto.

r. "Programmer Documentation" shall mean shall mean the Dynamo Programmer's Guide and the Dynamo Application Server and Personalization Station APIs documentation.

s. "Proprietary Information" shall mean (i) all confidential, proprietary or secret information, including without limitation components, drawings, data, programs, specifications, techniques, processes, algorithms, inventions and other information or material relating to a party's business, personnel, customers, finances or plans, which is owned, possessed or used by a party, which is marked as confidential if in written or graphical form, indicated as confidential orally at time of disclosure and/or which is of a nature that it would ordinarily be considered confidential in the industry and (ii) all ATG Products in Source Code Form.

t. "Revenue Year" shall mean a 12-month period under this Agreement. The first Revenue Year shall begin on April 30, 1999. The next Revenue Year shall begin on the anniversary of the beginning of the first Revenue Year, and so on.

u. "Service Level Guidelines" shall mean OEM's standard documented End User service level policy in effect from time to time, the current form of which is attached hereto as Schedule 8.

v. "Software License Agreement" shall mean an End User license agreement entered between OEM and End Users that shall, at a minimum, comply with the provisions of Section 2(f) hereof; the current form of such Software License Agreement is attached hereto as Schedule 5.

w. "Source Code Form" shall mean a form in which a computer program's logic is easily deduced by a human being with skill in the art, such as a printed listing of the program or a form from which a printed listing can be easily generated or an electronic form capable of being compiled by a

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

     computer. When Source Code Modules are provided by one party to the other, such Source Code Modules shall be provided in electronic form capable of being compiled by computer.

x.   "Source Code Modules" shall mean those ATG Products listed in Section 4 of
     Schedule 1 as being provided to OEM in Source Code Form. The Source Code Modules shall constitute the Proprietary Information of ATG hereunder.

y. "Subdistributor" shall mean a third party which distributes the OEM Offerings in accordance with the provisions of Section 2(i) below.

z.   "Support Services" shall mean [**] services provided by ATG as described in
     Section 6(c) below.

aa. "Territory" shall mean the geographic or other market coverage areas identified on the Cover Page hereto.

bb. "Third Party Software" shall mean that software, if any, provided by ATG under this Agreement which is not owned by ATG; such Third Party Software is listed on Schedule 7.

cc. "Use Authorization Key" shall mean an encrypted sequence of characters generated by the License Generator which checks the IP address and enables a licensed End User to use the ATG Products as part of the OEM Offerings.

2.   APPOINTMENT AND LICENSE

a. APPOINTMENT. Subject to the OEM's compliance with the terms and conditions set forth in this Agreement, ATG hereby appoints OEM, and OEM hereby accepts appointment, as a non-exclusive original equipment manufacturer for the ATG Products in the Territory during the Term.

B. DEVELOPMENT LICENSE. Subject to OEM's compliance with the terms and conditions set forth in this Agreement, ATG grants to OEM, and OEM accepts, under all Intellectual Property in the ATG Products, a nonexclusive, nontransferable (except as set forth in Section 14(d)) right and license in the Territory ("Development License"), with the right to sublicense only as set forth in Sections 2(f)(iii) and 2(i)(b), to use, reproduce, modify and have modified, and process the Full Development Version of the ATG Products internally in Object Code Form (including all JavaBean components) for the sole purposes of incorporating or bundling the ATG Products into the OEM Offerings, enhancing the OEM Offerings for distribution pursuant to Section 2(e) and/or providing implementation, localization, enhancement and/or other customization services to End Users.

c. [**]License. Subject to OEM's compliance with the terms and conditions set forth in this Agreement, [**].

d. LICENSE GENERATOR LICENSE. Subject to OEM's compliance with the terms and conditions set forth in this Agreement, ATG grants to OEM, and OEM accepts, under all Intellectual Property in the License Generator, a nonexclusive, nontransferable (except as set forth in Section 14(d)) right and license, with the right to sublicense as set forth in Section 2(i)(D), to use, reproduce and process the License Generator, in Object Code Form, for the sole purpose of generating Use Authorization Keys for the ATG Products.

e. DISTRIBUTION LICENSE. Subject to OEM's compliance with the terms and conditions set forth in this Agreement, ATG grants to OEM, and OEM accepts, under all Intellectual Property in the relevant ATG Products, a nonexclusive, nontransferable (except as set forth in Section 14(d)), royalty-bearing right and license in the Territory, with the right to sublicense only as set forth in Section 2(i)(A), (A) to demonstrate, promote, reproduce, distribute and market the ATG Products in Object Code Form only (as may be modified and enhanced by OEM pursuant to Sections 2(b) and 2(c) or by Subdistributor pursuant to Section 2(i)(b)) and the End User Documentation related thereto, and, in the case where the Subdistributor or End User has purchased a Full Development Version of the ATG Products, the Programmer Documentation related thereto, as incorporated into or bundled with the OEM Offerings, to Subdistributors or End Users who have been provided with a Use Authorization Key by the License Generator and with respect to whom OEM has paid, or is obligated to pay, to ATG the appropriate Royalty described in Section 4(a); (B) to maintain, install, configure, test and operate the ATG Products (in Object Code Form only), and the End User Documentation related thereto, and, in the case where the Subdistributor or End User has purchased a Full Development Version of the ATG Products, the Programmer Documentation related thereto, for Subdistributors or End Users in the Territory as incorporated into, or bundled with or used with the OEM Offerings and (c) to sublicense the rights granted under clauses (A) and
     (B), subject to compliance with Section 2(i)(A) below, to one or more Subdistributors solely for the purpose of distributing (and not further sublicensing) the ATG Products as incorporated into or bundled with the OEM Offerings in the Territory.

f.   END USER SUBLICENSE.

     (i) OEM shall have the right to sublicense the use of the ATG Products ("End User License") to Subdistributors and to End Users to whom OEM or its Subdistributors have validly distributed such ATG Products, pursuant to the terms of this Section 2(f). OEM shall ensure that all Subdistributors or End Users acquiring such an End User License execute the then-current version of the Software License Agreement, or, for existing Subdistributors or End Users of OEM's products, execute an appropriate addendum to the existing Software License Agreement setting forth the ATG Products and any proprietary rights restrictions not otherwise set forth in such Software License Agreement which are necessary in order to comply with this Agreement. Such Software License Agreements shall not limit the rights of Subdistributors to distribute the ATG Products as provided in the applicable Subdistributor Agreement (which may be combined with the Software License Agreement in a single agreement).

     (ii) Each Software License Agreement for a Non-Development Version or Staging Server Version of the ATG Products shall provide that the Subdistributor or End User

          (A) shall use the ATG Products in Object Code Form only,

               (A) in the case of Subdistributors, solely for the purposes of incorporating or bundling the ATG Products into the OEM Offerings, enhancing the OEM Offerings for End Users and/or providing implementation, localization, enhancement and/or customization services to End Users, and

               (B) in the case of End Users, solely for its internal business purposes,

          and in accordance with the accompanying End User Documentation, and may modify and enhance the ATG Products subject to the restrictions listed for Non-Development Versions in Section 2 of Schedule 1,

          (B) shall not distribute (except in the case of Subdistributors as set forth in Section 2(i)(a)), reproduce (except for back-up), transfer (except to an affiliate or as the result of a merger, acquisition or substantial change in control), reverse engineer, decompile or disassemble the ATG Products, (C) shall not export the ATG Products in violation of any applicable export regulation or restriction of any jurisdiction, (D) shall protect the proprietary and confidential information of ATG to at least the extent that OEM is required to do so herein, and (E) shall comply with the obligations regarding the Intellectual Property of ATG to at least the extent that OEM is required to do so herein.

    (iii) Each Software License Agreement for a Full Development Version of the ATG Products shall provide that the Subdistributor or End User

          (A) shall use the ATG Products in Object Code Form only,

               (A) in the case of Subdistributors, solely for the purposes of incorporating or bundling the ATG Products into the OEM Offerings, enhancing the OEM Offerings for End Users and/or providing implementation, localization, enhancement and/or customization services to End Users, and

               (B) in the case of End Users, solely for its internal business purposes,

               and in accordance with the accompanying End User Documentation and Programmer Documentation, and may modify and enhance the ATG Products solely for the purpose set forth in this clause (a) above;

          (b) shall not distribute (except in the case of Subdistributors as set forth in Section 2(i)(a)), reproduce (except for back-up), transfer (except to an affiliate or as the result of a merger, acquisition or substantial change in control), reverse engineer, decompile or disassemble the ATG Products, (C) shall not export the ATG Products in violation of any applicable export regulation or restriction of any jurisdiction, (D) shall protect the proprietary and confidential information of ATG to at least the extent that OEM is required to do so herein, and (E) shall comply with the obligations regarding the Intellectual Property of ATG to at least the extent that OEM is required to do so herein.

     (iv) Each Software License Agreement shall provide at least the same level of protection for the ATG Products as for all other software included in the OEM Offering.

g.   COPIES.

     (i) ATG will provide OEM with one copy of the License Generator following the Effective Date, solely for OEM's use in generating Authorized Use Keys pursuant to this Agreement.

     (ii) ATG will provide OEM with one copy of each ATG Product before or upon execution of this Agreement, the Source Code Form of the Source Code Modules as specified in Section 4 of Schedule 1, and, subject to OEM's payment of Maintenance and Support Fees, all Maintenance Releases and Major Releases, all solely for OEM's use in performance of its obligations and/or as expressly permitted in rights granted to OEM pursuant to this Agreement.

    (iii) OEM will use the License Generator, and/or will cause its Subdistributors to use the License Generator, as the exclusive method by which it, or its Subdistributors, generate(s) Use Authorization Keys to be associated with the copies it, or its Subdistributors, make(s) of the ATG Products, whether any such ATG Product is to be distributed to an End User or used internally by OEM or a Development-Enabled Subdistributor as part of its development activities.

     (iv) OEM or its Subdistributors with a license to the Full Development Version of the ATG Products may generate any number of Use Authorization Keys reasonably necessary for use by OEM and such Subdistributor employees and OEM's and such Subdistributor's third party consultants acting on OEM's or such Subdistributor's behalf who have a need to use the ATG Products for the sole purposes of incorporating or bundling the ATG Products into the OEM

          Offerings or using the ATG Products with the OEM Offerings and who are bound in writing to protect the Proprietary Information of OEM or such Subdistributor, as the case may be.


     (v) OEM and its Subdistributors must also generate one and only one Use Authorization Key for every IP address on which an ATG Product will be authorized for use by an End User; provided however that OEM and its Subdistributors may generate such Use Authorization Keys for developer seats for pools of "wildcard" IP addresses as OEM and/or its Subdistributors deem reasonably necessary for any End User (and provided that OEM pays the applicable Royalty for all such seats).

h. NO REVERSE ENGINEERING. OEM shall not, and shall require that its Subdistributors shall not, reverse engineer, decompile or disassemble any software that may be embodied in the ATG Products.

i.   SUBDISTRIBUTORS.

     (A) DISTRIBUTION OF OBJECT CODE. OEM may sublicense one or more Subdistributors in all or portions of the Territory to distribute ATG Products, in Object Code Form only, as incorporated into, bundled with or for use with OEM Offerings that include ATG Products pursuant to the licenses granted in Sections 2(e)(A) and (B) above, and the End User Documentation related thereto. Subdistributors who have bought a Full Development Version of the ATG Products shall be entitled to distribute to their End Users the modified versions of the ATG Products that they develop using the Full-Development Versions of the ATG Products pursuant to the licenses granted in Sections 2(e)(A) and
          (B) above.

     (B) SUBDISTRIBUTOR AGREEMENTS. OEM shall require that each Subdistributor execute a written agreement with OEM (a "Subdistributor Agreement") which shall, at a minimum, impose upon the Subdistributor restrictions and obligations with respect to proprietary rights of ATG in the ATG Products that require the Subdistributor to use the ATG Products in accordance with the appropriate Software License Agreement(s) set forth in Section 2(f)(ii), (iii) and/or (iv), to make copies of the ATG Products and/or to generate Use Authorization Keys in accordance with Section 2(g), to distribute the ATG Products in accordance with the distribution license set forth in Section 2(e)(A) and (B), and to protect ATG's proprietary information and Intellectual Property rights in accordance with Sections 11 and 12 respectively.

     (C) LICENSE GENERATOR DISTRIBUTION. OEM may sublicense one or more Subdistributors to use, reproduce and process the License Generator in Object Code Form for the sole purpose of generating Use Authorization Keys for the ATG Products in accordance with the terms hereof.

     (D) If OEM becomes aware of any violations of a Subdistributor Agreement, OEM shall take commercially reasonable actions to enforce such agreements, including termination of the Subdistributor's rights thereunder, and shall notify ATG and allow and reasonably assist ATG to enforce such agreements. Upon ATG's request, OEM shall provide a copy of the standard form of Subdistributor Agreement to ATG. In addition, if a Subdistributor breaches any obligation relating to the ATG Products, ATG shall have the right to cause OEM to terminate such Subdistributor's rights with respect to the ATG Products and to take the actions described in Section 13(d)(ii) below. It is OEM's intention to require that all new Subdistributors acknowledge that there are third party beneficiaries entitled to enforce the terms of the relevant Subdistributor Agreement against the Subdistributor.

j.   DOCUMENTATION.

          (i) Subject to OEM's compliance with the terms and conditions set forth in this Agreement, ATG grants to OEM, and OEM accepts, under all Intellectual Property in the End User

               Documentation, a nonexclusive, nontransferable (subject to Section 14(d)), right and license, with right to sublicense as set forth in Section 2(i)(A), to use, reproduce, process, modify and have modified the End User Documentation for the sole purposes of incorporating or bundling the End User Documentation into the OEM Offerings (and the accompanying ATG Products), and using the End User Documentation with the OEM Offerings.

          (ii) Subject to OEM's compliance with the terms and conditions set forth in this Agreement, ATG grants to OEM, and OEM accepts, under all Intellectual Property in the Programmer Documentation, a nonexclusive, nontransferable (subject to Section 14(d)), right and license, with the right to sublicense to Subdistributors and to End Users who have purchased a Full Development Version of the ATG Products in accordance with Sections 2(f)(i) and (iii), (i) to make a reasonable number of copies, and (ii) to use such number of copies, of the Programmer Documentation reasonably necessary for use by OEM, Subdistributor or End User employees and OEM's, Subdistributor's or End User's third party consultants acting on OEM's, Subdistributor's or End User's behalf who have a need to use the Programmer Documentation for the sole purposes of, in the case of use on behalf of OEM or Subdistributor, incorporating or bundling the ATG Products into the OEM Offerings or, in the case of use on behalf of End User, using the ATG Products with the OEM Offerings, and who are bound in writing to protect the Proprietary Information of OEM, Subdistributor or End User, as the case may be.

     k. NO OTHER RIGHTS. Except as stated in this Section 2, OEM shall make no other utilization of the ATG Products, or use the ATG Products for the benefit of any other person or entity, or permit any third party to make such utilization, and OEM shall have no other rights or licenses with respect to the ATG Products (including rights under any patents or other Intellectual Property of ATG).

3.   TRADEMARKS

     a. LICENSE. Subject to OEM's compliance with the terms and conditions set forth in this Agreement, ATG grants to OEM, and OEM accepts, a nonexclusive, nontransferable (except as set forth in Section 14(d)) right and license (the "Trademark License") in the Territory to display, copy and use the Licensed Marks in conjunction with the advertising, promotion and distribution of the ATG Products and OEM Offerings. OEM shall not have the right to sublicense the rights granted under this Section 3 except to Subdistributors in conjunction with Subdistributors' advertising, promotion and distribution of the ATG Products and OEM Offerings in accordance with the ATG Trademark Guidelines, as amended from time to time, the current form of which is attached as Schedule 4. OEM and its Subdistributors must use and display the applicable Licensed Marks or approved Combined Marks on all documentation, labeling and packaging relating to OEM Offerings that include the ATG Products , technical product data sheets specific to OEM's electronic commerce ("e-commerce") offerings, and specific references to ATG Products on OEM's Website(s), as specified on
          Schedule 4.

     b. PROMOTIONAL MATERIALS. OEM may use and display the applicable Licensed Marks or Combined Marks (as set forth below) on all documentation, labeling, packaging and marketing, advertising and promotional materials relating to OEM Offerings that include the ATG Products, as specified on Schedule 4. All uses by OEM of the Licensed Marks shall be in accordance with ATG's Trademark Guidelines, which are attached hereto as part of Schedule 4. OEM shall not make any claims or representations relating to the ATG Products in any promotional materials, unless such claims are based on written materials provided by ATG. OEM shall accompany each occurrence of a Licensed Mark in any promotional materials by the appropriate proprietary marking ((TM) or (R), as applicable), and. Upon request of ATG from time to time, OEM shall submit copies of all written promotional materials of OEM or its Subdistributors which bear the Licensed Marks and submit or provide on-line access to any electronic copies of such materials to ATG. To protect the value of its Licensed Marks, if ATG determines that any particular promotional material of OEM bearing ATG's Licensed Marks is likely to impair the validity or distinctiveness of the Licensed Mark, ATG shall have the right to require OEM to stop its use and distribution of such promotional material within five (5) days of OEM's receipt of ATG's written notice thereof.

     C. COMBINED MARKS. Subject to Section 12(b) below, the Trademark Licenses shall include the right to distribute the ATG Products incorporated in the OEM Offerings under one or more product brands that combine the Licensed Marks with marks owned by OEM ("Combined Marks"). Such permitted Combined Marks are described on Schedule 4 hereto, as may be modified from time to time by OEM, subject to ATG's prior approval, which approval shall not be unreasonably withheld or delayed. ATG agrees to provide any ATG Product Source Code Modules as may be necessary in order for OEM to modify the ATG Products to display the Combined Marks in place of the Licensed Marks displayed by the original versions of such ATG Products and comply with the terms and conditions of this Agreement with respect to the use of the Combined Marks with the ATG Products. Upon request, ATG shall provide technical support for such modifications and/or perform such modifications in accordance with a schedule to be agreed upon by the Parties.

     d. QUALITY CONTROL. OEM acknowledges and agrees that the quality and reliability of the OEM Offerings bearing and otherwise associated with the Licensed Marks (including Combined Marks) will affect the goodwill, public perception and reputation in the marketplace of ATG and the Licensed Marks. Therefore, OEM agrees that all OEM Offerings bearing the Licensed Marks shall be of a quality and reliability consistent with the standards established by ATG for its own products. In the event that any OEM Offering does not comply with such quality standards, then ATG may notify OEM thereof and shall provide a thirty
          (30) day period within which OEM can cure such noncompliance, and an additional sixty (60) day period if such non-compliance is not reasonably capable of being cured within such initial thirty (30) day period. Notwithstanding the first sentence of Section 3(b) above, if such noncompliance remains uncured after the applicable cure period above, ATG shall have the unilateral right (i) to terminate the Trademark License with respect to the nonconforming OEM Offering(s) or
          (ii) to deem OEM to be in material breach of this Agreement and, notwithstanding anything to the contrary in Section 4, to eliminate the Discount Percentage and to require OEM to pay List Price for each copy of an ATG Product (or applicable upgrade) sold, licensed, distributed or upgraded by OEM or OEM's Subdistributors following notice thereof.

4.   PAYMENT

     a. ROYALTIES. OEM shall pay to ATG an amount for each copy of an ATG Product sold, licensed, or distributed by OEM or OEM's Subdistributors, for installation on a CPU or, in the case of a Full Development Version of an ATG Product, for use by a specified number of developers for a particular End User or Subdistributor, as the case may be, equal to the Effective List Price of each such ATG Product (or applicable upgrade) and/or developer seat, less the applicable Discount Percentage as determined in accordance with Schedule 2 (the "Royalty"). Royalty payments shall be made in quarterly installments in arrears, each installment to be payable no later than the earlier of the thirtieth (30th) day following the delivery of the OEM Report for such quarter or the sixtieth (60th) day following the end of each calendar quarter in which an ATG Product is sold, licensed, or distributed.

     b.   PREPAID ROYALTY.

     (i) OEM agrees to pay to ATG non-refundable, prepaid Royalties for the first Revenue Year of five million dollars ($5,000,000), which shall be paid in full within thirty (30) days after execution of this Agreement, and no penalties shall be incurred by OEM for late payment until sixty (60) days after execution of this Agreement.

     (ii) There shall be no pre-paid Royalties for the second and each succeeding Revenue Year.



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


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

     (iii) Royalties due during the first Revenue Year shall be credited in full against pre-paid Royalties for the first Revenue Year. Royalties due in excess of the pre-paid Royalties in the first Revenue Year shall be paid in accordance with this Section 4. In the event that the total Royalties due in the first Revenue Year is greater than $5,000,000, the Discount Percentage as set forth in Schedule 2 will be applied to the incremental amount of total Royalties over $5,000,000. In the event that the amount of Royalties credited against the pre-paid Royalties during the first Revenue Year is less than $5,000,000, then OEM may credit up to [**] of the Royalties in the second Revenue Year against the pre-paid Royalties for the first Revenue Year. Under no circumstances shall ATG be required to refund any portion of the first Revenue Year's pre-paid Royalties.

     C. DISCOUNT PERCENTAGE. As set forth in Schedule 2, the Discount Percentage for the second and each subsequent Revenue Year shall be set by calculating [**] the total Royalties that became due to ATG [**]. The Discount Percentage shall be applied to the Effective List Price of the applicable ATG Product.

     d. CPU UPGRADE DISCOUNT. An additional CPU Upgrade Discount will be applied to the Royalty otherwise payable by OEM for each ATG Product sold, licensed or distributed by OEM or its Subdistributors in a multi-CPU configuration, as specified on Schedule 2. The CPU Upgrade Discount will be applied to the discounted Effective List Price of each such ATG Product, after application of the Discount Percentage.

     e. END USER PRICING. OEM shall be free, in its absolute discretion, to determine the price, if any, that OEM charges to End Users or Subdistributors for the OEM Offerings and embedded ATG Products

     F. MAINTENANCE AND SUPPORT FEES. On the Effective Date, OEM shall pay to ATG a fixed Maintenance and Support Fee of [**] to cover the provision of Support Services, Major Releases and Maintenance Releases during 1999. Beginning on April 30, 2000, and on the first day of the second month of each subsequent calendar quarter during the Term thereafter, OEM shall pay to ATG a further Maintenance and Support Fee to cover Support Services, Major Releases and Maintenance Releases during the calendar quarter in an amount equal to [**] of:

          (A) the cumulative Effective List Prices of the ATG Products sold, licensed or distributed by OEM or its Subdistributors for which support or maintenance services are being provided by OEM or as to which the End User has paid or is obligated to pay OEM for support or maintenance services; and

          (B) the Effective List Price, at the time of original sale, licensing or distribution to the End User, of each ATG Product sole, licensed or distributed by OEM or its Subdistributors to any End User in a previous calendar quarter, for which OEM received support revenues, during the immediately preceding calendar quarter (provided that in no event shall the annual Maintenance and Support Fees for any Revenue Year fall below [**], with any make-up adjustments to be paid in the last quarter of the Revenue Year). The parties contemplate that the level of Support Services required by OEM will decrease significantly after the first Revenue Year, and acknowledge that the level of Maintenance and Support Fees in this Section 4(f) have been set based on this assumption. If the level of Support Services required by OEM does not significantly decrease after the first Revenue Year, the parties agree to adjust the Maintenance and Support Fees for later Revenue Years in an equitable manner.



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


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

G.   THIRD PARTY SOFTWARE.

     (i) During the first Revenue Year, ATG will supply OEM with the Third Party Software listed in Schedule 7 [**]. For each subsequent Revenue Year, ATG will supply OEM with only such Third Party Software as it ships to other customers of ATG, and OEM will be subject to the same terms and fees as ATG's other customers.

     (ii) ATG will negotiate with the suppliers of the ICE Browser and Quest Agent Third Party Software and, if necessary, pay for, a license to distribute such Third Party Software to OEM and a license for OEM to redistribute such Third Party Software to End Users, Subdistributors, and End Users of Subdistributors for the duration of OEM's license to distribute the ATG Products into which such Third Party Software is incorporated.

     (iii) In the event that ATG plans to stop shipping to OEM a previously shipped piece of Third Party Software, ATG will give ninety (90) days prior notice to OEM before it stops shipping such Third Party Software, or, if ATG receives less than ninety (90) days notice from the supplier of the Third Party Software of the unavailability of such Third Party Software, ATG will give OEM such prior notice as ATG itself receives.

h. PAYMENTS NET. All payments, fees and other charges payable by OEM to ATG under this Agreement are exclusive of all federal, state, local and foreign taxes, levies and assessments. OEM agrees to bear and be responsible for the payment of all such taxes, levies and assessments imposed on OEM or ATG arising out of this Agreement, excluding any tax based on ATG's net income. Such amounts shall be grossed-up for any non-refundable withholding tax imposed by a foreign governmental entity on amounts payable hereunder. OEM shall obtain and provide to ATG any certificate of exemption or similar document required to exempt any transaction (for which an exemption is available by law) under this Agreement from sales tax, use tax or other tax liability.

i. PAYMENT TERMS. All payments shall be made in U.S. Dollars. In addition to any other remedies available to ATG hereunder, if OEM fails to pay any amounts when due (except as set forth in Section 4(b)(i) above), OEM shall pay ATG a late payment charge equal to 1.5% per month (or the highest rate permitted by law, if lower).

5.   REPORTS; AUDIT RIGHTS

a. OEM REPORTS. No later than thirty (30) days following the end of each calendar quarter in which ATG Products are sold, licensed or distributed, OEM shall provide to ATG a report, certified by an executive finance or marketing officer of OEM, including the following information with respect to such quarter: (i) the number and type of ATG Products and CPU Upgrades licensed or distributed by OEM and Subdistributors during the quarter and
     (ii) the number and type of ATG Products licensed by End Users in any previous quarter and the effective date(s) of such licenses, for which OEM receives support revenues. ATG shall have the right to use such information for purposes of monitoring OEM's compliance with its obligations under this Agreement, the provision of any necessary support and maintenance and any other reasonable business purpose. ATG reserves the right to create and to require OEM and its Subdistributors to use a License Generator which would directly track Royalties due to ATG.

b. RECORDS. OEM shall maintain during the term of this Agreement and for a period of three years thereafter complete and accurate records and books of account, properly backed-up, of all information required in the administration of this Agreement (the "Records"). In particular, but without limiting the foregoing, the Records shall include the names and addresses, telephone and


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


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

     fax numbers of all Subdistributors and End Users and copies of any correspondence and agreements with each Subdistributor and End User.

c. AUDIT RIGHTS. ATG shall have the right upon reasonable notice and during regular business hours, through a nationally recognized accounting or technical auditor which has entered into a confidentiality agreement with OEM reasonably acceptable to OEM, to inspect the computers of OEM which host the ATG Products and the License Generator and the Records of OEM to verify the accuracy of the OEM Reports, the proper payment of Royalties, compliance with the restrictions of the licenses, and for no other reason. Such auditor shall only be permitted to report to ATG the accuracy or inaccuracy of the OEM Report and the resultant payment discrepancy, and/or the violation of any license restrictions, and nothing further. OEM shall comply with all reasonable requests made in such inspection, including by making its personnel available to answer questions and providing copies of the relevant Records. The expense of such audit shall be borne by ATG unless such audit reveals an underpayment of Royalties by more than 5% during any Revenue Year or a violation of any license restrictions, in which case, in addition to all other remedies that may be available to ATG hereunder, OEM shall pay all reasonable costs and expenses of such third party auditors. Payment of any amount determined to be due as a result of such audit shall be made within thirty (30) days of receipt of ATG' s invoice therefore, together with interest at the rate of 1.5% per month (or the highest rate permitted by law, if lower) from the date payment was due until the date paid. OEM shall secure rights analogous to the foregoing for ATG with respect to Subdistributors which generate Use Authorization Keys. Any information learned by ATG during such inspection shall be considered Proprietary Information of OEM or Subdistributor, as the case may be, under the terms of Sections 11(a) through 11(c).

6.   MAINTENANCE, SUPPORT, TRAINING

a. GENERAL. In exchange for OEM's payment of the Maintenance and Support Fees described in Section 4(f) above, ATG agrees to provide the support and training services described in this Section 6 to OEM.

b.   OEM [**] SUPPORT. OEM agrees as follows:

     (i) OEM shall offer to all End Users and Subdistributors in the Territory [**] support services no less responsive than OEM's support for similarly situated OEM products. Such [**] support will include, at a minimum, [**]

     (ii) OEM shall promptly inform ATG of all problems or errors with any of the ATG Products which are reported by End Users or discovered by OEM, as well as any workarounds or solutions developed by OEM or its End Users (to the extent OEM is aware of the same). OEM shall provide ATG with reasonably sufficient documentation, data and assistance, including information about and access to the hardware platform and software environment, with respect to any reported problems so as to enable ATG to reproduce and verify the same.

c.   SUPPORT SERVICES.

     (i) ATG [**] SUPPORT. ATG will provide [**] assistance to OEM in accordance with the ATG SLA.

     (ii) ERROR CORRECTION. ATG shall provide error corrections to OEM in accordance with the ATG SLA.



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


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

    (iii) ATG [**] SUPPORT FOR OEM DEVELOPERS. ATG will provide [**] for the
          ATG Products to OEM's software development personnel involved with the use, enhancement or bundling of the ATG Products with OEM Offerings in accordance with the provisions of the ATG SLA.

d.   LIMITATIONS ON SUPPORT.

     (i) ATG shall only be obligated to perform the support and error correction services described in Section 6(c) for the OEM with respect to questions and issues that are properly directed to ATG by way of a Contact Person. Nothing in this Agreement shall require ATG to provide [**] Support Services for the current release and the prior Major Release of each ATG Product, only if OEM is entitled to receive such Major Release if so specified on Schedule 1, but in any event for any Major Release being shipped by ATG during the prior twelve (12) months if the OEM is entitled to receive Major Releases, as specified on
          Schedule 1. ATG shall have no obligation to provide Support Services in connection with any problem or error for which OEM has not provided ATG, if potentially implicated by the problem or error, with information about, and access to, the hardware platform and software environment in which the problem or error occurred. ATG shall have no obligation to provide Support Services in connection with any questions or problems that arise from (A) any modification to an ATG Product not made by ATG, (B) use of an ATG Product in a manner, or in conjunction with software or equipment, not described in the End User Documentation, or in any way not permitted under this Agreement or in the applicable Software License Agreement, (C) use of a version of an ATG Product more than one Major Release behind the current release which was not shipped in the prior twelve (12) months, or (D) as a result of the negligence or intentional misconduct of any user of an ATG Product.

     (ii) OEM acknowledges that the Third Party Software is not manufactured, serviced, supported or maintained by ATG. OEM will be responsible for entering into an appropriate maintenance arrangement with the applicable manufacturer(s) of the Third Party Software at OEM's expense. ATG STRONGLY RECOMMENDS THAT OEM ENTER INTO APPROPRIATE MAINTENANCE AND SUPPORT ARRANGEMENTS WITH SUCH MANUFACTURERS TO HELP ENSURE THE RELIABLE OPERATION OF THE ATG PRODUCTS.

          HOWEVER, ATG SHALL NOT BE RESPONSIBLE FOR THE MAINTENANCE, SERVICING, REPAIR, SUPPORT OR OPERATION OF THE THIRD PARTY SOFTWARE AND ALL MAINTENANCE, SERVICING, REPAIR AND SUPPORT WITH RESPECT TO SUCH THIRD PARTY SOFTWARE, IF ANY, SHALL BE PROVIDED BY THE MANUFACTURER(S) THEREOF OR OTHER PERSONS(S) CONTRACTED BY OEM, AND NOT BY ATG.

e.   REVISIONS AND UPDATES.

     (i) ATG shall make available to OEM during the Term such Maintenance Releases and Major Releases as are described in Section 3 of Schedule 1 and any follow on or replacement products for the ATG Products, if the OEM is entitled to Major Releases for such ATG Product as specified in Section 3 of Schedule 1, when and if such releases and/or products become available.

     (ii) OEM agrees to distribute or make available all Maintenance Releases to all existing End Users, and to cease distributing and licensing any release of the ATG Products superseded

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

          by a Maintenance Release upon OEM's testing and acceptance of such Maintenance Release; such testing and acceptance or rejection to occur no later than ninety (90) days following ATG's notification to OEM of the Maintenance Release.

    (iii) ATG will notify OEM of the pending availability of Major Releases as soon as practicable, but no later than ninety (90) days prior to planned availability. ATG shall make pre-release or beta versions of Maintenance Releases or Major Releases available to OEM for evaluation and/or beta testing.

     (iv) Other than the error correction described in Section 6(c)(ii) above, ATG shall be under no obligation to revise or update the ATG Products at any time.

F. TRAINING. ATG will make available up to three (3) sessions of sales and project management training, of two (2) days each, for between ten (10) and twenty (20) qualified OEM business personnel per session, during 1999 and will make available up to five (5) sessions of technical training, of five
     (5) days each, for between ten (10) and twelve (12) qualified OEM technical personnel per session, during 1999. Such training will be offered at ATG's facilities in Boston, Massachusetts 1999, or upon OEM's request, at Informix facilities provided that OEM shall reimburse ATG for reasonable expenses (including travel, lodging and per diem) and shall provide adequate training facilities and equipment. OEM shall be responsible for the expenses (including travel, meals, lodging and per diem) of its personnel attending training classes. ATG reserves the right to reschedule or cancel any scheduled class upon ten (10) business days notice to confirmed registrants. Whenever possible, students will be rescheduled into other classes.

g. ADDITIONAL SUPPORT SERVICES. ATG shall use all reasonable efforts to provide resources, upon request of OEM, to perform any additional development within the scope of ATG's expertise with respect to the ATG Products which is not otherwise expressed in the ATG SLA, including special assistance for specific customer installations, source code modifications, and services relating to the matters listed in Section 6(d)(I) above. Such additional services shall not be covered by the Maintenance and Support Fees, and shall be paid for by OEM at ATG's then current consulting rates (including charges for time, materials and expenses). The schedule and amount of such additional services shall be mutually agreed upon by the parties in writing before ATG becomes obligated to perform any such services.

h. SOLE REMEDY. ATG's sole obligation and liability, and OEM's sole and exclusive remedy, for errors in the ATG Products shall be ATG's performance of the error correction Support Services described in Section 6(c)(ii).

7.   GENERAL CONTACTS.

a. CONTACT PERSONS. OEM and ATG shall each designate one employee in each of the areas of Marketing, Engineering and Documentation, who shall be the contact persons (any of which is a "Contact Person") between OEM and ATG for non-support matters related to the ATG Products. The initial Contact Persons are set forth on the Cover Page hereto. Either party may designate replacements for that party's Contact Persons by providing written notice to the other party.

b. INFORMATION SHARING. [**] during the term of the Agreement, ATG will discuss with OEM the product architectures of, features of and schedules for, and, if appropriate, provide early-access code for, the ATG Products listed in Section 3 of Schedule 1. At such quarterly meetings, OEM will discuss with ATG OEM's planned and completed integrations, ports and other extensions to the ATG Products.


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


Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.


8.   OTHER OEM OBLIGATIONS

     a. ACCURACY. OEM shall use reasonable efforts to at all times represent ATG Products accurately and fairly and both parties shall at all times avoid misleading or unethical business practices. OEM shall also distribute the following materials to all of its applicable sales and support locations in the Territory: (i) all marketing and technical brochures provided by ATG; and (ii) educational material, whether provided by ATG or developed by OEM, for training OEM's sales and support personnel with respect to the ATG Products.

     b. NON-SOLICITATION. During the Term, neither party shall, directly or indirectly, solicit for employment any employee of the other party. The foregoing restriction shall not prevent a party from placing advertising and general employment solicitations addressed to the general public.

     c. OEM INTERNAL TRAINING. OEM shall sufficiently train its technical and support personnel so that they are sufficiently familiar with the features of the ATG Products to provide the [**] support required. Additionally, OEM shall train a sufficient number of sales and customer support personnel in the features and functions of the ATG Products as may be required for OEM to satisfy its obligations under this Agreement in a professional and competent manner.

     d. CONNECTION MODULES. If OEM modifies the Source Code Module for a Connection Module supplied to OEM as listed in Section 4 of Schedule 1, OEM will deliver such modifications to ATG (in Source Code Form and Object Code Form) promptly upon ATG's request, and hereby grants to ATG a non-exclusive, nontransferable (except as set forth in Section 14(d)), fully paid up license to such modifications to the Source Code Module, with right of sublicense to customers and subdistributors of ATG Products, for use solely with the ATG Products. Such modifications shall be provided to ATG by OEM "as is" with no warranties, express or implied.

9.   WARRANTIES AND LIMITATIONS OF LIABILITY

a.   WARRANTIES. ATG represents and warrants that:

     (i) Each ATG Product, in the form delivered by ATG, will conform substantially to the End User Documentation for a period of ninety
          (90) days after delivery of such ATG Product to OEM, provided that (A) the ATG Product is not used in conjunction with any data, equipment or software except as contemplated by this Agreement, (B) the ATG Product is not used in a manner not described in the End User Documentation,
          (C) the ATG Product has not been modified in a manner not authorized by this Agreement, and (D) the ATG Product is not used in any unlawful manner. OEM's sole remedy, and ATG's sole liability for a failure of the ATG Products to comply with this warranty, shall be (A) for ATG to perform the support and error-correction services described above or
          (B) if such services do not result in the correction of a "critical" (as defined in Schedule 8) non-conformity within sixty (60) days after being identified, for OEM to terminate this Agreement and receive a refund of the prepaid Royalties (less any Royalties actually earned by ATG prior to the effective date of termination).

     (ii) The ATG Products, in the form delivered by ATG, do not include any undocumented instructions, algorithms or code that would cause the ATG Products (standing alone or as embedded in the OEM Offerings) (including any component, routine or subroutine thereof or other ATG-supplied data relating thereto) to maliciously and of their own accord: (A) be damaged, (B) damage or delete themselves or cause other software, programs, routines or subroutines or data to be damaged or deleted or to damage or delete themselves, (C) replicate and propagate themselves throughout other software, programs, routines or subroutines or data in a destructive manner unassociated with their intended manner of operation, (D) search for and consume memory in computers or transmit data in a destructive manner unassociated with their intended manner of operation, or (E) usurp the normal operation of computer facilities. The foregoing warranty does not pertain to errors, bugs or other similar unintended problems with the operation or functioning of the ATG Products.

    (iii) All ATG Products adhere to the following specifications, provided that the ATG Products receive correct date inputs from all software and hardware that exchange data with or provide data to the ATG
          Products:

          (a) APPLICATION INTEGRITY. The ATG Products will maintain normal operation regardless of the current date and will correctly create, store, process and output information related to date data, including dates on or after January 1, 2000.

          (b) DATE INTEGRITY. Arithmetic operations on dates spanning century marks return correct results. Leap year is calculated correctly.

          (c) EXPLICIT STORAGE OF DATES. All date values stored in the ATG Products use explicit century values; i.e., no truncation of year values occurs.

     The foregoing warranties will expire upon termination of this Agreement.

b.   THIRD PARTY WARRANTIES.

     (i) ATG hereby warrants that it has the unencumbered right to grant to OEM the licenses to the Third Party Software granted hereunder, subject to the provisions and restrictions in ATG's license agreements with the manufacturers of such Third Party Software, as specified in
          Schedule 7.

     (ii) The Third Party Software may include warranties from the manufacturers of such Third Party Software. To the extent that ATG has the right to "pass through" such warranties to OEM, it hereby does so. ATG ITSELF MAKES NO WARRANTIES, EXPRESS OR IMPLIED, IN RELATION TO THE THIRD PARTY SOFTWARE OTHER THAN THOSE CONTAINED IN THIS SECTION 9(b), IF ANY.

c. DISCLAIMER OF OTHER WARRANTIES. EXCEPT AS STATED IN SECTIONS 9(a) AND 9(b) ABOVE, ATG DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE ATG PRODUCTS, INCLUDING ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE.

d. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY DAMAGES RESULTING FROM LOSS OF DATA, LOST PROFITS, LOSS OF USE OF EQUIPMENT OR LOST CONTRACTS OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE ATG PRODUCTS OR DOCUMENTATION OR RELATING TO THIS AGREEMENT, HOWEVER CAUSED, EVEN IF SUCH PARTY HAS BEEN MADE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. THIS LIMITATION DOES NOT APPLY TO DAMAGES ARISING FROM EITHER PARTY'S BREACH OF SECTION 11 OR OEM'S BREACH OF

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

     SECTIONS 2, 3 OR 12, OR ATG'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 10 BELOW.

e. ATG'S ENTIRE LIABILITY TO OEM, REGARDLESS OF THE FORM OF ANY CLAIM OR ACTION OR THEORY OF LIABILITY (INCLUDING CONTRACT, TORT, OR WARRANTY), SHALL BE LIMITED TO THE TOTAL AMOUNTS ACTUALLY PAID BY OEM TO ATG DURING THE PRECEDING 12-MONTH PERIOD, EXCLUDING ANY LIABILITY ARISING OUT OF ATG'S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11 BELOW.

f. ACKNOWLEDGMENT. OEM acknowledges and agrees that the Discount Percentage and other amounts hereunder [**] payable by OEM would be significantly higher.

10.  INDEMNIFICATION

a. ATG INDEMNITY. ATG, at its own expense, shall indemnify and hold harmless OEM, its Subdistributors and End Users against any damages, settlements, costs and expenses (including reasonable attorneys' fees) and shall defend them in any suit, claim, or proceeding arising from a claim that the ATG Products or OEM's exercise of the rights granted pursuant to the licenses granted in Sections 2 and 3 above infringes or violates any now existing patent, copyright, trademark or trade secret or any other proprietary right of any third party; provided, that OEM (i) promptly notifies ATG in writing of such suit, claim, or proceeding, (ii) gives ATG reasonable information, assistance and cooperation required to defend such suit, claim, or proceeding, and (iii) allows ATG to control the defense of any such action and all negotiations for its settlement or compromise. OEM may be represented in the defense of any such claim, at OEM's expense, by counsel of OEM's selection.

b. INJUNCTIVE RELIEF. In the event that an injunction is obtained against OEM's exercise of the rights granted pursuant to the licenses granted in Sections 2 and 3 above by reason of infringement or violation of any patent, copyright, trade secret, trademark or any other proprietary right, or if in ATG's reasonable and good faith opinion ATG Products are likely to become the subject of such an injunction, ATG shall have the obligation to do one of the following, with the choice to be left to ATG's sole discretion: (i) procure for OEM the right to continue to exercise the rights granted pursuant to the licenses granted in Sections 2 and 3 above,
     (ii) replace or modify the ATG Products so that they become non-infringing (so long as the functionality of the ATG Products is essentially unchanged), or (iii) if the preceding clauses (i) or (ii) are not reasonably practicable with respect to any infringing ATG Products, terminate this Agreement with respect to such infringing ATG Products and refund to OEM the Royalties paid by OEM to ATG for those infringing ATG Products for which OEM actually refunds to its End Users the payments made by such End Users to OEM for such ATG Products.

c. EXCEPTIONS. The provisions of Sections 10(a) and 9(b) notwithstanding, ATG shall not have any liability to OEM to the extent that any claim is based upon (i) use of the ATG Products in conjunction with any data, equipment or software not provided by ATG, where the ATG Products would not themselves be infringing or otherwise the subject of the claim, (ii) use of the ATG Products in a manner not described in the End User Documentation, (iii) any modification to the ATG Products not made or authorized by ATG, (iv) use of the ATG Products in any unlawful, improper or inappropriate manner or for any unlawful purpose, or (v) any claim of infringement of any patent or copyright or misappropriation of any trade secret in which OEM or any affiliate of OEM has a pecuniary or other material interest.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

d. EXCLUSIVE REMEDY. The indemnification remedies set forth in this Section 10 shall constitute the exclusive remedies of OEM and the exclusive liability of ATG with respect to the claims described in this Section 10.

e. OEM INDEMNITY. OEM, at its own expense, shall indemnify and hold harmless ATG against any damages, settlements, costs and expenses (including reasonable attorneys' fees) and shall defend ATG in any suit, claim, or proceeding arising from a claim, including claims made by End Users, that any modification made to the ATG Products by OEM or OEM's sublicensees infringes or violates any now existing United States patent, copyright, trademark or trade secret or any other proprietary right of any third party; provided, that ATG (i) promptly notifies OEM in writing of such suit, claim, or proceeding, (ii) gives OEM reasonable information, assistance and cooperation required to defend such suit, claim, or proceeding, and (iii) allows OEM to control the defense of any such action and all negotiations for its settlement or compromise. ATG may be represented in the defense of any such claim, at ATG's expense, by counsel of ATG's selection.

f. BROADVISION, INC. CLAIM. ATG acknowledges that ATG is the defendant in a patent infringement action brought by Broadvision, Inc. ("Broadvision"), on or about December 11, 1998, concerning the Intellectual Property underlying the ATG Products (the "Broadvision Claim"). ATG agrees that in the event Broadvision brings any claim against OEM for patent or other intellectual property infringement of Broadvision's products by the ATG Products or the OEM Offerings (unless ATG can conclusively show that such claim does not involve the ATG Products), ATG shall indemnify, defend and hold OEM harmless in accordance with the terms of Section 10.a. above. Notwithstanding the foregoing, in the event of such claim, under no circumstances shall the exclusions set forth in Section 10.c. apply to such claim. In addition, in the event of such claim, OEM, in its sole discretion, may immediately and at any time thereafter during the adjudication of such claim terminate this Agreement and ATG shall refund the amount of the $5,000,000 prepaid Royalties less the greater of the following: (1) the cumulative quarterly guaranteed minimum royalty payment of $530,000, commencing from the fiscal quarter beginning
     January 1, 1999 or (2) all uncredited prepaid Royalties paid prior to such termination. Additionally, the refund shall not apply to any support and maintenance fees earned by ATG. The terms of this
     Section 10.f. shall survive the termination of this Agreement.

11.  PROPRIETARY INFORMATION

a. GENERALLY. Each party shall hold the Proprietary Information of the other party secret, and shall protect and preserve the confidential nature and secrecy of such Proprietary Information. All Proprietary Information shall be held in confidence by the party receiving such Proprietary Information (the "Receiving Party") following the date of disclosure and shall be used only as necessary in connection with the performance of its obligations under this Agreement. Employees of the Receiving Party shall be bound in writing to maintain the confidentiality of such Proprietary Information to at least the extent provided in this Section 11. All Proprietary Information shall be maintained in secure premises by the Receiving Party, and the Receiving Party shall take all appropriate measures to prevent the unauthorized disclosure thereof, including, if such Proprietary Information is in Source Code Form, (i) making and retaining only a single non-transient copy of such source code (including modifications thereof),
     (ii) storing such copy in an electronic location to which is assigned an access control list mechanism so that only those employees or consultants with the applicable group authorization will be able to access such copy (or providing similar password protection on an individual basis), (iii) permitting access to such source code solely from physical terminals in secure areas that are accessible only to authorized personnel of OEM, (iv) permitting only a limited number of transient copies of the source code to be made by authorized personnel during their performance of permitted activities hereunder, and (v) permitting only a limited number of source code listings to be printed or otherwise reduce to tangible form, causing such listings to be stored in secured, locked drawers at all times they are not in use, and causing superseded or unnecessary copies of listings to be shredded or otherwise destroyed prior to disposal. Neither party shall at any time during or after the term of this Agreement, without the other party's prior written consent:

     (a) disclose or communicate to any third party all or any of the other party's Proprietary Information except as permitted by this Agreement;

     (b) make, or assist any person to make, any use of the other party's Proprietary Information not authorized by this Agreement, and shall use commercially reasonable efforts, but in no event less than the efforts used for its own Proprietary Information, to ensure that any employee or other person who acquires the other party's Proprietary Information shall not make any unauthorized use thereof.

b. EXCEPTIONS. Proprietary Information shall not include any information to the extent it (i) is or becomes a part of the public domain through no act or omission on the part of the receiving party, (ii) is disclosed to the receiving party by a third party having no obligation of confidentiality with respect thereto, (iii) is released from confidential treatment by written consent of the disclosing party, (iv) is independently developed by the receiving party without reference to Proprietary Information of the disclosing party or (v) is required to be disclosed by law or order of a court or governmental agency (such disclosure to be made only after consultation with the party disclosing such Proprietary Information).

c. OWNERSHIP. All Proprietary Information of a party shall remain the property of such party, and no right, title or interest in such information shall be conveyed to the other party by release of such information to it. Each party receiving such information agrees to return or destroy all such information upon the written request of the other party, or upon the reasonable determination by the other party that the receiving party no longer has a need for such information. Each party agrees to notify the other party if it becomes aware of any use of the information that is not authorized by this Agreement.

d. PUBLICITY. Except as specifically provided herein, this Agreement does not grant either party the right to use any trademark, trade name or logo of the other party in any advertising or promotional material, except that ATG may disclose that OEM is a distributor of the ATG Products. The parties shall agree upon a joint press release to announce the execution of this Agreement no later than five (5) business days following the date hereof. Thereafter, the parties will agree upon joint press releases to announce the release of significant OEM Offerings including the ATG Products.

12.  INTELLECTUAL PROPERTY RIGHTS

a. OWNERSHIP. OEM agrees and acknowledges that ATG and its suppliers are the owners of all right, title and interest in and to the ATG Products and all Intellectual Property therein, and that OEM shall not obtain or claim any ownership interest in the ATG Products, or any portion thereof, or any Intellectual Property therein. ATG agrees and acknowledges that OEM is the owner of all right, title and interest in and to all modifications and enhancements made to the ATG Products by OEM and all Intellectual Property therein, subject to ATG's rights in the underlying ATG Products.

b. NOTIFICATIONS. OEM shall not alter, remove or obscure any marking or notification contained on or in the ATG Products which make reference to ATG's or its suppliers' patents, copyrights, trademarks or other proprietary rights. OEM shall include an acknowledgment of ATG's ownership of the ATG Products (i) on the first page of all printed documentation for the OEM Offerings, (ii) in an "About" box for the OEM Offerings, and (iii) on any "splash" screens for the OEM Offerings.

c. PROHIBITIONS. OEM shall not register any of ATG's trademarks, logos, domain names or brands, or substantially or confusingly similar trademarks, logos, domain names or brands, anywhere in the world.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

13.  TERM AND TERMINATION

a. TERM. Subject to earlier termination as described in Section 13(c), and unless otherwise agreed in writing by the parties, this Agreement shall have an initial term set forth on the Cover Page (the "Initial Term") commencing on the Effective Date. Thereafter, this Agreement shall automatically renew for successive renewal terms of one (1) year each (each, a "Renewal Term", and together with the Initial Term, a "Term"), unless either party notifies the other party of its desire not to renew at least thirty (30) days prior to the expiration of the Term then in effect.

b. TERM EXTENSION. If during the Term ATG is acquired by or merged with one of the companies listed on Schedule 3 hereof, and if ATG or its successor thereafter indicates its unwillingness to enter into a Renewal Term, OEM shall have the right to cause this Agreement to be extended by one Renewal Term upon the payment to ATG, prior to the expiration of the Term then in effect, of an exercise fee and prepaid Royalties of [**], all of which [**] shall be applied as prepaid Royalties for such Renewal Term. Notwithstanding the foregoing, OEM shall have the right to maintain in effect the Agreement until the later of six (6) months from receipt of written notice of intent to enter into such an acquisition agreement or merger or the expiration of the then current Renewal Term without payment of any exercise fee or prepaid Royalties.

c. EARLY TERMINATION. This Agreement may be terminated prior to the expiration of a Term as follows:

     (i)  By ATG, immediately upon notice to OEM, if OEM has materially breached
          Section 11 of this Agreement or materially breached any other provision of this Agreement in a manner which cannot be cured; or

     (ii) By either (A) OEM if ATG, or (B) ATG if OEM, has materially breached any provision of this Agreement other than Section 11 and such breach has remained uncured for at least thirty (30) days following notice thereof; or

    (iii) By either party in the event that the other party is adjudicated insolvent or bankrupt, becomes subject to a liquidation proceeding, or has a receiver appointed to administer its assets;

     (iv) By ATG in the event of an injunction described in Section 10(b);

     (v) By OEM in the event of ATG's failure to correct a "critical" non-conformity described in Section 9(a)(i)(B) or

     (vi) By OEM upon notice to ATG at any time prior to the sixtieth (60th) day following the Effective Date if, by such date, OEM has, in its sole discretion, not satisfied itself, through a legal opinion or otherwise, concerning the Broadvision Claim. Upon such termination, notwithstanding anything to the contrary in this Agreement, ATG shall promptly refund to OEM any amounts paid hereunder, and OEM shall have no obligation to pay any amounts otherwise due hereunder.

d.   EFFECTS OF TERMINATION.

     (i) Except as otherwise expressly provided herein, upon any expiration or termination of this Agreement, all rights, licenses and obligations of the parties shall immediately cease and terminate. Except as set forth in Section 13.(c)(vi) above, termination or expiration of this Agreement will not relieve or release either party from making payments which may be owing to the other party under the terms of this Agreement.

     (ii) Upon any expiration or termination of this Agreement, OEM shall immediately (A) return to ATG (or, at ATG's option, destroy and certify in writing to ATG that it has destroyed) the original and all copies of the ATG Products, including compilations, translations, partial copies, archival copies, upgrades, updates, release notes and training materials relating to the ATG Products, in OEM's or its Subdistributors' control or possession, (B) remove all ATG Products from OEM Offerings, (C) erase or destroy all such materials that are contained in computer memory or data storage apparatus of OEM or its Subdistributors or under the control of OEM or its Subdistributors, (D) return to ATG any advertising and other materials furnished to it by ATG, (E) remove and not thereafter use any signs containing the name or trademarks of ATG, and (F) destroy all of its advertising matter and other preprinted matter remaining in its possession or under its control containing ATG trade names or trademarks. Notwithstanding the foregoing, upon any expiration or termination of this Agreement, OEM shall have the right to retain one copy of and to continue to use the ATG Products in Object Code Form internally at no additional charge in order to support End User customers who have valid Software License Agreements in effect on the effective date of the termination or expiration of the Agreement.

    (iii) Following any termination or expiration of this Agreement, each Software License Agreement between OEM and any End User shall survive in accordance with its terms, provided that the End User remains in compliance with the terms thereof.

     (iv) In the event that this Agreement expires or is terminated by ATG prior to the end of any Revenue Year with respect to which prepaid Royalties have been paid, OEM shall have the right to extend the Distribution License granted under Section 2(e) to enable OEM to continue to sell, license or distribute, in accordance with the provisions of this Agreement, any combination and quantity of ATG Products whose Royalties are sufficient to cover any uncredited prepaid Royalties; provided, however, that (a) such extension shall terminate on the earliest to occur of six (6) months following ATG's notice of termination or the date on which the entire amount of the prepaid Royalties has been credited, and (b) if the termination of this Agreement is the result of a material uncured breach by OEM of Sections 2, 4, 5, 11 or 12 which causes substantial damage to ATG (a "Substantial Breach"), no such extension shall occur and ATG shall have no obligation to refund any portion of such prepaid Royalties and
          (c) if the termination is the result of a breach by OEM other than a Substantial Breach, then OEM shall have the option, exercisable in writing on or prior to the effective date of termination, not to extend the Agreement and to cause ATG to refund to OEM any uncredited portion of such prepaid Royalties. Except as stated in clauses 13(d)(iv)(c) and 13(c)(vi) above, and in Sections 9(a)(i) and 10(b), ATG shall have no obligation to refund any portion of the prepaid Royalties to OEM.

     (v) Notwithstanding anything to the contrary in the foregoing, the provisions of Sections 5, 8(a), 9(c), 9(d), 9(e), 9(f), 10, 11, 13(d)
          and 14(h) shall survive the termination or expiration of this Agreement in accordance with their terms.

     (vi) Termination shall be in addition to, and shall not prejudice, any of the parties' remedies at law or in equity.

e. SOURCE CODE ESCROW. No later than thirty (30) days following the date hereof, ATG shall place the source code of the ATG Products in escrow with DSI Technology Escrow Services (the "Escrow Agent") for the benefit of OEM and OEM's customers. Upon any termination of this Agreement as a result of the material breach by ATG of its obligation to correct errors in the ATG Products which breach remains uncured for ninety (90) days, ATG shall instruct the Escrow Agent to release the source code for the ATG Products to OEM. In the event ATG fails to so instruct the Escrow Agent, OEM can demand such release. Thereupon, OEM shall have a limited, nonexclusive, internal license to use and modify such source code for the sole purpose of maintaining, correcting and supporting the ATG Products incorporated in the OEM Offerings, but not for developing enhancements or new versions of the ATG Products, or for use in any other products. Such source

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

     code shall constitute the Proprietary Information of ATG. The fees of such Escrow Agent shall be paid by ATG.

f. DIRECT SUPPORT TO END USERS. Upon any termination of this Agreement as a result of the bankruptcy or insolvency of OEM, ATG agrees to offer ATG's then-current first-line support on ATG Products directly to OEM's Subdistributors and End Users at ATG's then-current prices.

g. NO SEVERANCE COMPENSATION. OEM agrees that neither it nor its Subdistributors, nor any of their employees, shall be entitled to any compensation or severance payment resulting from the fact of the termination of this Agreement or relating to any goodwill created by them, and whether relating to loss of prospective sales, investment, compensation or goodwill. OEM, for itself and on behalf of its Subdistributors and each of their employees, hereby waives any right it may have under any applicable laws with respect to such payments, including but not limited to applicable termination, labor, social security or other similar laws or regulations.

h.   There will be [**] per Revenue Year.

14.  GENERAL PROVISIONS

a. ENTIRE AGREEMENT. This Agreement (including its schedules and addenda) constitutes the entire agreement between ATG and OEM with respect to the obligations of the parties with respect to the ATG Products, and hereby supersedes and terminates any prior agreements or understandings relating to such subject matter. No addendum, waiver, consent, modification, amendment or change of the terms of this Agreement shall bind either party unless in writing and signed by duly authorized officers of ATG and OEM.

b. RELATIONSHIP OF PARTIES. In the performance of its obligations hereunder, OEM is and at all times will be completely independent from ATG, and this Agreement shall not constitute, or be deemed to constitute, either party as an employee, agent, partner, franchisee or joint venturer of the other.

c. SEVERABILITY. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular provisions held to be unenforceable, unless such construction would materially alter the meaning of this Agreement.

d. ASSIGNMENTS. Neither this Agreement nor any rights, obligations or licenses granted hereunder may be assigned, delegated or subcontracted by any party without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed, provided however that either party may assign all the rights and obligations under this Agreement and the licenses granted hereunder without the consent of the other party to any affiliate of such party or to a person or entity which acquires all or substantially all of the assets or business of such party, whether by sale, merger or otherwise, provided that (i) if the acquired party is ATG, the acquiring person or entity is not a direct competitor of OEM listed in
     Schedule 3, and if the acquired party is OEM, the acquiring party or entity is not a direct competitor of ATG, (ii) the assigning party gives notice of the assignment at least ten (10) business days before the assignment and
     (iii) the non- assigning party may terminate the Agreement on notice prior to the assignment.

e. NOTICES. Any notice by a party under this Agreement shall be in writing and either personally delivered, delivered by facsimile or sent via reputable overnight courier (such as Federal Express) or certified mail, postage prepaid and return receipt requested. Notices shall be sent (i) if to OEM, to the address specified on the Cover Page or
     (ii) if to ATG, to Art Technology Group, Inc., 101 Huntington Avenue, Boston, MA 02199, Attn: President, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn.: David A. Westenberg, Esq., or in any case to such other address of which either party may from time to time notify the other in accordance with this Section 14(e). All notices shall be in English and shall be deemed effective on the date of personal delivery, upon confirmation of a facsimile transmission, one day after deposit with an overnight courier, or five days after deposit in the mail.

f. EXPORT COMPLIANCE. OEM shall not export or reexport, directly or indirectly, or otherwise agree to allow the use of, any of the ATG Products or any part thereof, to or in any country outside the United States without first obtaining the required written approval or export license from the United States Department of Commerce, pursuant to its Export Administration Regulations, or any other appropriate agency of the United States Government or any other government having jurisdiction over such export, reexport or use, pursuant to any applicable statute, regulation or governmental order. OEM acknowledges that it is familiar with United States Government export policy and regulations and undertakes to be and remain in full compliance with such policy and regulations.

g. COMMERCIAL SOFTWARE. If any ATG Products or End User Documentation are distributed to a unit or agency of the United States government, the government shall agree that such ATG Products or End User Documentation is "commercial computer software" or "commercial computer software documentation" and that, absent a written agreement to the contrary, the government's rights with respect to such ATG Products or End User Documentation are limited by the terms of this License Agreement, pursuant to FAR ss. 12.212(a) and/or DFARS ss. 227.7202-1(a), as applicable.

h. GOVERNING LAW AND JURISDICTION. The validity, construction and interpretation of this Agreement, and the rights and duties of the parties, shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., without giving effect to the conflict of law provisions thereof, and excluding any application of the United Nations Convention on Contracts for the International Sale of Goods. The parties hereto consent to the jurisdiction of the state and federal courts of the United States located in the State of New York in connection with any controversy arising out of the operation of this Agreement and agree not to bring any action in any other jurisdiction.

i. NO WAIVER. The waiver by either party of a breach of a default of any provision of this Agreement by the other party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of either party to exercise or avail itself of any right, power or privilege that it has, or may have thereunder, operate as a waiver of any right, power or privilege by such party.

j. SECTION HEADINGS. Captions and section headings hereof are for reference purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

k. CERTIFICATION. ATG shall give OEM written notice if ATG reasonably deems itself insecure with respect to OEM's compliance with the provisions of Sections 2, 3, 11 or 12. OEM shall then, within ten (10) days of the notice, certify in writing by a senior executive of OEM that it has complied with the terms of those Sections.

l. FORCE MAJEURE. Neither party shall be liable in any respect for failures to perform hereunder due wholly or substantially to the elements, acts of God, labor disputes, acts of terrorism, acts of civil or military authority, fires, floods, epidemics, quarantine restrictions, armed hostilities, riots and other unavoidable natural disasters beyond the control of the parties, and the time for performance of obligations hereunder by the party subject to such event shall be extended for the duration of such event.

                            [Remainder of Page Blank]

                                LIST OF SCHEDULES


Schedule 1:       ATG Products
Schedule 2:       Discount Schedule
Schedule 3:       Informix Competitors
Schedule 4:       Trademarks
Schedule 5:       Form of Software License Agreement
Schedule 6:       Current ATG Price List
Schedule 7:       Third Party Software
Schedule 8:       Support Service Levels

                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

                                   SCHEDULE 1

                             ATG PRODUCT DESCRIPTION

1.   GENERAL. The ATG Products will comprise:

     (a)  special OEM versions of the following ATG retail products:

          Dynamo Application Server version 4.0 OEM
          Dynamo Personalization Station version 4.0 OEM
          Dynamo Retail Station version 3.0.2 OEM

          and

     (b)  Dynamo Ad Station version 3.0.1, which is not a special OEM version

     and

     (c) the QA, performance and test suites that are shipped with the retail version of the products listed in (a) and such QA, performance and test suites, if any, that ATG ships to its other customers for the product(s) listed in (b).

2.   LIMITED FUNCTIONALITY.

     The ATG Products may include both Full Development Versions and Non-Development Versions. Full Development Versions will enable the user to have access to the full developer capabilities and the Programmer Documentation, with a maximum of ten (10) simultaneous connections to the Dynamo Application Server. Non-Development Versions offer limited capabilities to the user which will enable the user to make modifications and additions to the OEM Offerings allowing them to only do the following: author new web page templates (i.e., insert and edit droplets in JHTML files); edit configurations to manage their site and staging environments; edit personalization rules, tag content, etc., to manage and extend their solution; access any programming APIs to Dynamo Retail Station and Ad Station to modify Java classes associated with those APIs. Non-Development Versions do not give the user the Programmer Documentation. Pricing for the Full Development Versions and Non- Development Versions of the ATG Products are set forth on the ATG Price List.

     In addition to the foregoing, ATG will offer to OEM "Staging Server" Versions of the ATG Products. These Staging Server Versions shall be considered "Non-Development Versions", except that no modifications or enhancements whatsoever shall be permitted.

3. REVISIONS AND UPGRADES. ATG will make the following Maintenance Releases and Major Releases of the ATG Products, and only such new platform ports and internationalized versions of the ATG Products as are released generally as part of a Maintenance Release or Major Release of the ATG Products, available to OEM when and if ATG develops such releases and makes them generally available to its customers:

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.




----------------------------------------------------------------------------------------------
BINARY PRODUCT           VERSION        MAJOR                MAINTENANCE           COMMENTS
(OBJECT CODE                            RELEASES             RELEASES
FORM ONLY)
----------------------------------------------------------------------------------------------
Dynamo                   [**]           [**]                 [**]                  [**]
Application
Server
----------------------------------------------------------------------------------------------
Dynamo                   [**]           [**]                 [**]                  [**]
Personalization
Station
----------------------------------------------------------------------------------------------
Dynamo Retail            [**]           [**]                 [**]                  [**]
Station
----------------------------------------------------------------------------------------------
Dynamo Ad                [**]           [**]                 [**]                  [**]
Station
----------------------------------------------------------------------------------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


4. SOURCE CODE. Source Code Modules are provided by ATG to OEM only as specified in the following table:


-------------------------------------------------------------------------------------------------
ADDITIONAL MODULES             VERSION*         SOURCE CODE         COMMENTS
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
[**]                           [**]             [**]
-------------------------------------------------------------------------------------------------
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-------------------------------------------------------------------------------------------------

* The listed version is the initial version to be provided to OEM. OEM shall also be entitled to receive subsequent versions as provided under this Agreement.

Maintenance Releases and Major Releases do not constitute new ATG Products for purposes of this Agreement.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.


                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

                                   Schedule 2
                                Discount Schedule



ANNUAL REVENUE                        DISCOUNT FROM ATG EFFECTIVE LIST PRICE
[**]                                     [**]

CPU UPGRADES*                         CPU UPGRADE DISCOUNT
[**]                                     [**]






* May only be sold in increments of two. May include initial purchase of 2 CPUs sold with OEM Offerings.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.






                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

                                   Schedule 3

                              INFORMIX COMPETITORS


[**]

                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

                                   Schedule 4


                                 COMBINED MARKS

                   [ADD HERE AS THEY ARE MUTUALLY AGREED UPON]



                            ATG TRADEMARK GUIDELINES

Licensed Marks:

The following describes the branding requirements associated with the redistribution of ATG products.

SOFTWARE AND INTERFACES:

In all locations in the product Start-up, Install, Help, About, Product User Interfaces, or Online Documentation (listed below), where branding is modified by OEM to include OEM marks, the following guidelines must be followed.

When "Informix" or other OEM Logos or Product Names appear, the "Driven by Dynamo" (or, if approved as a Combined Mark, the "Driven by Informix/Dynamo") logo must also appear, in a minimum size of 50% smaller than the OEM logo, as calculated by area of the image.

In addition, on all Start-Up and Installation screens, the following text must appear: "Dynamo is a registered trademark of Art Technology Group, Inc." (or the name of the applicable product: e.g., "[Product Name] is a [registered] trademark of Art Technology Group, Inc.".)


 Start Up Screens*:
 ----------------------
 Dynamo Developer Workbench startup
 Serverina startup page
 Personalization Control Center startup
 Retail Station startup page
 Ad Station startup page

 Install Screens*:
 ---------------------
 Dynamo Application Server
 Dynamo Personalization Server
 Personalization Control Center
 Retail Station
 Ad Station

 Product User Interfaces*:
 ---------------------------
 Dynamo Developer Workbench
 Dynamo System Console
 Personalization Control Center
 Dynamo Application Server HTML administration tool Dynamo Personalization Server HTML administration tool Personalization Control Center HTML administration tool Retail Station Store HTML administration tool Retail Station Boutique HTML administration tool Ad Station HTML administration tool Serverina HTML administration tool

 About Screens*
 ---------------------
 PCC about screen
 Workbench about screen

* and successor products and offerings.


DOCUMENTATION, LABELING, AND PACKAGING

In all instances where "Informix" or other OEM Logos or Product Names directly refer to the functionality provided by ATG Products in documentation, labeling, packaging, technical data sheets specific to e-commerce products, whether in tangible or electronic form, and specific references to ATG Products on OEM's Website(s) (but not in marketing or advertising materials) the "Driven by Dynamo" logo or, if approved as a Combined Mark, the "Driven by Informix Dynamo" logo, must also appear, in a minimum size of 50% smaller than the OEM logo, as calculated by area of the image.

In addition, in all locations, as appropriate to material relating to offerings that contain ATG products, where Informix lists their trademarks or copyrights, ATG trademarks and copyrights must also be listed for example:

Copyright (C) 1998 Art Technology Group, Inc.
ALL RIGHTS RESERVED
Dynamo, Dynamo Ad Station, Dynamo Profile Station, Dynamo Retail Station, and

SQLina are [registered] trademarks of Art Technology Group, Inc.



 LOGO ARTWORK:

ATG requires that OEM obtain only original digital or camera-ready art directly from ATG. No resampling, or other attempted duplication is allowed and no alterations, modifications, cropping or additions to the logo are permitted, except that the original logo art supplied by ATG can be enlarged or reduced in size, in the exact proportion to the original height and width supplied.

                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

                                   Schedule 5

                       FORM OF SOFTWARE LICENSE AGREEMENT

                                             Contract #: ______________-________

                           SOFTWARE LICENSE AGREEMENT


         Informix Software, Inc. ("Informix"), and the person or entity listed in the signature block below ("Licensee") hereby agree that, after execution of this agreement (this "Agreement") by Licensee and acceptance by Informix, the terms and conditions of the following sections A through G and those of any Informix Schedules shall apply to the use of the Products. All capitalized terms used herein and not otherwise defined are defined in section G.

A. LICENSEE'S RIGHTS, REPRESENTATIONS AND OBLIGATIONS. 1. Informix hereby grants and Licensee hereby accepts the nonexclusive, nontransferable, royalty bearing right and license within the United States ("Territory"), in accordance with the User Documentation and this Agreement and only in conjunction with the Computer System(s), to:

(a) use the Products for internal business purposes;

(b) copy object code of a Product into any computer readable form for back-up purposes in support of Licensee's use of the Products;

(c) distribute the Products to Affiliates who have agreed to be bound by provisions substantially similar to those contained in this Agreement for their internal business purposes on the Computer Systems.

2. Use of the Products is restricted to the number of users, and the Computer Systems which correspond to the machine class, if applicable, for which license fees have been paid.

3. Except as specifically permitted by this Agreement, Licensee shall not directly or indirectly (a) use any Confidential Information of Informix to create any computer software program or user documentation which is substantially similar to any Product; (b) reverse engineer, disassemble or decompile, or otherwise attempt to derive the source code for, any Product; (c) encumber, time-share, rent, or lease the rights granted by this Agreement; (d) copy, manufacture, adapt, create derivative works of, translate, localize, port or otherwise modify any Products or other Confidential Information of Informix or grant anyone a license to engage in similar conduct. Results of any benchmark or other performance tests run on the Products may not be disclosed to any third party without Informix's prior written consent.

4. Licensee does not have, and shall not claim that it has, any right in or to any of the Products or the Confidential Information received from Informix other than as specifically granted by this Agreement. Licensee shall promptly notify Informix of any actual or suspected unauthorized use of the Products or use or disclosure of the Confidential Information received from Informix, and shall provide reasonable assistance to Informix (at Informix's expense) in the investigation and prosecution of such unauthorized use or disclosure.

5. Licensee shall comply with the Export Laws. Licensee hereby assures Informix that it will not export or re-export directly or indirectly (including via remote access) any part of the Product(s) or any Confidential Information to any country for which a validated license is required under the Export Laws without first obtaining a validated license. If at any time Informix determines the laws of any country in the Territory are or become insufficient to protect Informix's intellectual or proprietary rights in the Products, both parties will in good faith work with each other to protect Informix's intellectual or proprietary rights in that country.

6. Products acquired with United States Federal Government funds or intended for use within or for any United States federal agency are provided with "Restricted Rights" as defined in DFARS 252.227-7013(c)(1)(ii) or FAR 52.227-19.

B. CONFIDENTIALITY. 1. Except for the specific rights granted by this Agreement, neither party shall use or disclose any Confidential Information of the other party. A party receiving Confidential Information from the other shall use the highest commercially reasonable degree of care to protect that Confidential Information, including ensuring that its employees with access to such Confidential Information have agreed in writing not to disclose the Confidential Information. Within 15 days of the request of the disclosing party, and in its sole discretion, the receiving party shall either return to the disclosing party originals and copies of any Confidential Information and all information, records and materials developed from them by the receiving party, or destroy the same. Either party may only disclose the general nature, but not the specific financial terms, of this Agreement without the prior consent of the other party, provided Informix may provide a copy of this Agreement to any financial institution in conjunction with a receivables financing transaction if such financial institution agrees to keep this Agreement confidential.

2. Notwithstanding the foregoing, nothing herein shall prevent a receiving party from disclosing all or part of the Confidential Information which is necessary to disclose pursuant to the lawful requirement of a governmental agency or when disclosure is required by operation of law, provided, however, that prior to any such disclosure, the receiving party shall use reasonable efforts to (a) promptly notify the disclosing party in writing of such requirement to disclose, and (b) cooperate fully with the disclosing party in protecting against any such disclosure and/or obtaining a protective order.

3. Money or damages will not be an adequate remedy if this section B is breached and therefore, either party may, in addition to any other legal or equitable remedies, seek an injunction or similar equitable relief against such breach.

C. LIMITED WARRANTIES AND REMEDIES. 1. Informix warrants that: (a) the use of unmodified Products, will not violate the intellectual property rights of any third party under copyright, trademark or trade secret law of the United States;
(b) it has full power and right to enter into this Agreement; and (c) during the first 90 days from the date Licensee receives an unmodified Product ("Warranty Period") manufactured by Informix, the media for those Products will, under normal use, be free of defects in materials and workmanship and the Development Products will substantially conform to the User Documentation.

2. EXCEPT FOR THESE EXPRESS LIMITED WARRANTIES, LICENSEE ACCEPTS THE PRODUCTS "AS IS," WITH NO OTHER EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS OF ANY KIND, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. INFORMIX MAKES NO WARRANTIES REGARDING THE APPLICATION(S) OR THE MEDIA OF THE PRODUCTS MANUFACTURED BY LICENSEE. Some jurisdictions do not allow limitations on how long an implied warranty lasts, so the above limitation may not apply to Licensee.

3. In the case of an alleged breach of sections C.1.(a) or (b), Informix shall, at its expense, indemnify, defend, save and hold harmless Licensee from and against any claim, loss, expense or judgment (including reasonable attorney fees) provided (a) Licensee promptly gives Informix written notice of the claim;
(b) Licensee provides all reasonable assistance to defend against the claim; and
(c) Informix has the right to control the defense or settlement of the claim.

4. Licensee's sole remedy for Informix's breach of section C.1.(c) shall be that during the Warranty Period, Informix shall, in its sole discretion, provide modifications to keep the Products in substantial conformance with the User Documentation, replace the Products, or refund the license fees paid to Informix for the defective Products.

5.(A) INFORMIX'S LIABILITY TO LICENSEE OR ANY THIRD PARTY FOR A CLAIM OF ANY KIND RELATED TO THIS AGREEMENT, ANY PRODUCT OR ANY PRODUCT SERVICE, WHETHER FOR BREACH OF CONTRACT OR WARRANTY, STRICT LIABILITY, NEGLIGENCE OR OTHERWISE, SHALL NOT EXCEED THE AGGREGATE OF FEES PAID TO INFORMIX FOR THE PRODUCT OR SERVICE INVOLVED IN THE CLAIM. (B) IN NO EVENT WILL INFORMIX BE LIABLE FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST REVENUES OR PROFITS, LOST DATA, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some jurisdictions do not allow the exclusion or limitation of incidental or consequential damages, so the above limitation or exclusion may not apply to Licensee. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF THE TRANSACTIONS UNDER THIS AGREEMENT MAY BE BROUGHT BY LICENSEE MORE THAN 1 YEAR AFTER THE EVENTS WHICH GAVE RISE TO THE CAUSE OF ACTION OCCURRED.

6. Licensee shall, at its expense, indemnify, defend, save and hold harmless Informix from any claim brought or filed by a third party against Informix due to any failure by Licensee, its employees or agents to act in accordance with the terms of this Agreement.

D. RECORDS, AUDITS AND PAYMENTS. 1. Licensee shall maintain complete and accurate records indicating where each Product has been installed and the number of users for each Product and if applicable, the machine class ("Copy Records"). If Licensee has been granted manufacturing rights or Licensee's Territory extends beyond the United States and Canada, then within 10 business days of the end of every other month, Licensee shall deliver to Informix the Copy Records applicable to the prior two-month period, accompanied by any payment due to Informix relating to such Copy Records.

2. No more than once each year, at Informix's expense and with 5 days' prior written notice, Informix may audit all records of Licensee relating to this Agreement during Licensee's normal business hours. If an audit reveals that the amount which should have been paid to Informix is 5% or more greater than the amount reported by Licensee, Licensee shall pay the cost of the audit to Informix. Any shortfall uncovered as a result of an audit, as well as the cost of the audit, if required by the preceding sentence, shall be paid by Licensee to Informix within 30 days of the date Informix notifies Licensee that an amount is due.

3. Notwithstanding section D.2. above, if Informix reasonably suspects that Licensee has breached sections A.3., B.1. or D.1., Informix may audit Licensee's Product related activities upon 24 hours' notice.

4. Unless otherwise specified, Licensee shall pay to Informix a license fee for Products ("License Fee") and fees for maintenance and support services at the price set forth in the Price List.

5. Licensee shall have the right to finance its payment obligations hereunder through financing arranged through a financing company reasonably satisfactory to Informix. Licensee's failure to obtain such financing, however, shall not defer or otherwise relieve Licensee of such payment obligations.

6. Licensee shall pay any amounts owed to Informix on the date specified in and according to the terms of this Agreement and any applicable Informix Schedule. If a due date is not specified, the related payment shall be made by Licensee in accordance with Informix's invoice. If Informix determines that Licensee's credit rating does not support "net-30" terms, Licensee shall prepay all fees. Each party is solely responsible for its own expenses incurred in the performance of this Agreement. If Licensee fails to make any payment when due, Informix may suspend delivery of Products or services until the past due payment is made. Any payment which falls due on a weekend or public holiday shall be due on the business day immediately preceding the weekend day or public holiday.

7. If a receiver or other liquidating officer is appointed for substantially all of the assets or business of Licensee, if Licensee makes an assignment for the benefit of creditors, if Licensee becomes insolvent or bankrupt or the rights or interests of Licensee under this Agreement become an asset under any bankruptcy, insolvency or reorganization proceeding, then Licensee must prepay all fees, and this Agreement and any Informix Schedules shall be governed by the then current, applicable bankruptcy and insolvency laws.

8. Payments shall be in United States dollars. Any overdue amount shall bear interest at the maximum rate allowed by law. Costs of conversion, outside collection and related bank charges shall be paid by Licensee. Licensee shall be responsible for all taxes, tariffs and transportation costs related to this Agreement (including any value added or sales taxes) other than taxes on Informix's income. All shipments by Informix shall be F.O.B. origin.

E. TERMINATION. 1. This Agreement shall be effective until terminated. This Agreement shall terminate: (a) for cause or for failure to pay any amount when due, upon 30 days prior written notice by either party to the other, unless the cause is susceptible of being and is cured within the 30 day notice period; or
(b) immediately upon written notice to Licensee in the event Licensee breaches section A.3. The date termination becomes effective is called the "Termination Date." Termination of this Agreement terminates all Informix Schedules.

2. (a) If this Agreement is terminated because of a breach of section A.3., all rights granted under this Agreement will terminate. (b) If this Agreement is terminated for any other reason, all rights granted under this Agreement will terminate, except for Licensee's continued right to use Products for which the license fees have been paid to Informix. Use after the Termination Date shall be subject to those provisions of this Agreement which survive termination.

3. Subject to section E.2.(b), within 30 days of the Termination Date, all Products, related materials and Confidential Information in Licensee's possession or control shall be returned to Informix or, upon Informix's written request, destroyed by Licensee.

4. If Licensee's breach is the cause of termination, no additional Product shall be provided to Licensee on account of any remaining balance of any prepayment and such amount shall be retained by Informix.

5. Sections A.3., 4., and 5.; B.; C., D., E.; and F.5. and 7. will survive any termination of this Agreement.

F. GENERAL PROVISIONS. 1. Informix and Licensee are independent contractors and will so represent themselves in all regards. Neither party may bind the other in any way.

2. Licensee may not assign this Agreement without the prior written consent of Informix, which consent will not be unreasonably withheld. Any purported assignment in contravention of this section is null and void. A transfer of a controlling interest in the equity of Licensee shall be deemed an assignment for purposes of this subsection. Subject to the foregoing, this Agreement will bind and inure to the benefit of any successors or assigns.

3. Neither party will be responsible for failure of performance, other than for an obligation to pay money, due to causes beyond its control, including, without limitation, acts of God or nature; labor disputes; sovereign acts of any federal, state or foreign government; or shortage of materials.

4. Notices will be delivered to a party's address stated in the signature block of this Agreement, or to another address which a party properly notified the other that notices should be sent.

5. This Agreement is the complete and exclusive statement of the parties to this Agreement on these subjects, and supersedes all prior written or oral proposals and understandings relating thereto, including the End User Agreement enclosed with the "shrink-wrap" version of a Product. This Agreement may only be modified by a writing signed by an officer of Informix and an authorized representative of Licensee. This Agreement takes precedence over any purchase order issued by Licensee, which is accepted by Informix for administrative convenience only. If any court of competent jurisdiction determines that any provision of this Agreement is invalid, the remainder of the Agreement will continue in full force and effect. The offending provision shall be interpreted to whatever extent possible to give effect to its stated intent.

6. Failure to require performance of any provision or waiver of a breach of a provision does not waive a party's right to subsequently require full and proper performance of that provision. Singular terms will be construed as plural, and vice versa. Section headings are for convenience only and will not be considered part of this Agreement.

7. This Agreement is governed by the laws of the State of California, without giving effect to its conflict of law provisions. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Each party submits to the jurisdiction of the appropriate state or federal courts in California. Informix may seek to specifically enforce or prevent a breach of any term of this Agreement in the appropriate courts of any state or country in which the Products are deployed by Licensee or in which Licensee maintains an office. The prevailing party in any suit under this Agreement shall recover all costs, expenses and reasonable attorney fees incurred in such action. Nothing in this Agreement will be deemed a waiver by either party of any and all available legal or equitable remedies.

G. DEFINITIONS. "Affiliate" means any person, corporation or other entity which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with another person, corporation or entity.

"Computer Systems" means the computer systems on which Informix has made the Products generally commercially available.

"Confidential Information" means Informix pricing or information concerning new Informix products, trade secrets and other proprietary rights; and any business, marketing or technical information disclosed by Informix or Licensee in relation to this Agreement, and identified in writing as confidential by, or proprietary to, the disclosing party. Confidential Information does not include information
(a) already in the possession of the receiving party without an obligation of confidentiality, (b) hereafter rightfully furnished to the receiving party by a third party without a breach of any separate nondisclosure obligation, (c) publicly available without breach of this Agreement (i.e., information in the public domain), (d) furnished by the disclosing party to a third party without restriction on subsequent disclosure, or (e) independently developed by the receiving party without reliance on the Confidential Information.

"Development Product" means the standard proprietary Informix computer software packages made generally commercially available by Informix within the Territory, which include the object code form of the computer programs on magnetic media, User Documentation and an End User Agreement.

"Effective Date" means the date reflected in the signature block of this Agreement.

"End User" means, as appropriate, either Licensee or any third party individual, business or governmental entity which acquires one or more copies of the Products for personal or internal business use, and not for transfer to others.

"End User Agreement" means the standard Informix agreement accompanying each copy of the Products which specifies the terms and conditions by which an End User may use the Products.

"Export Laws" means all laws, administrative regulations, and executive orders of any applicable jurisdiction relating to the control of imports and exports of commodities and technical data, including, without limitation, the Export Administration Regulations of the U.S. Department of Commerce, the International Traffic in Arms Regulations of the U.S. Department of State, and the Enhanced Proliferation Control Initiative.

"Informix Schedule" means a form containing additional terms and conditions of this Agreement which is (i) attached to this Agreement or, (ii) when placed after the Effective Date, refers to this Agreement and initialed by Licensee.

"New Product" means a release and any associated User Documentation which Informix in its sole discretion designates as a New Product; is made generally commercially available by Informix; and is marketed by Informix as a New Product even if it is capable of being integrated with a Product.

"Price List" means the Informix price list for the United States and Canada, in effect at the time Licensee orders Products from Informix. The price for Products deployed within the United States and Canada shall be as set forth in the Price List. The price for Products deployed outside the United States and Canada shall be 1.25 times the price set forth in the Price List.

"Product" means, as applicable, the Development Products, the Runtime Products or all such products as Informix makes generally commercially available.

"Runtime Product" means a portion of the Development Product which is composed of various modules and libraries made generally commercially available by Informix within the Territory as either runtime files or files which are included only in a linked form. Runtime Products include an End User Agreement but do not include User Documentation.

"Schedule Effective Date" means the date reflected on the front of an Informix Schedule.

"User Documentation" means the Informix user manual(s) and other written materials on proper installation and use of, and which are normally distributed with, the software portion of the Products.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

                                   SCHEDULE 6


                ATG LIST PRICE IN EFFECT AS OF THE EFFECTIVE DATE

Dynamo Application Server                   $10,000 per CPU
Dynamo Personalization Station              $20,000 per CPU
Dynamo Retail Station                       $20,000 per CPU
Dynamo Ad Station                           $15,000 flat fee per End User

Full Development Version of any ATG Products [**] flat fee per End User (i.e., no per- CPU charge) to receive the Full Development Version of Dynamo Application Server, plus $1,000 per application (Dynamo Personalization Station, Dynamo Personalization Station, or Dynamo Ad Station) per seat

Dynamo Application Server Staging Server Version          [**] per CPU
Dynamo Personalization Station Staging Server Version     [**] per CPU
Dynamo Retail Station Staging Server Version              [**] per CPU
Dynamo Ad Station Staging Server Version                  [**] flat fee per End
                                                               User

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

                           ART TECHNOLOGY GROUP, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                                  OEM AGREEMENT

                                   SCHEDULE 7

                              THIRD PARTY SOFTWARE


PRODUCT           PROVIDER                  COMMENTS                   LICENSE PROVISIONS

[**]              [**]                      [**]                       [**]


                           ART TECHNOLOGY GROUP, INC.
                              101 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02199

                                  OEM AGREEMENT

                                   SCHEDULE 8

                             SUPPORT SERVICE LEVELS

This Schedule 8 sets forth the support interface and support response objectives of ATG and Informix regarding the resolution of problems with the ATG Products. This Schedule 8 further specifies the support 'rules of cooperation' between the parties, and is intended to be incorporated into Section 6 of the Agreement. In the event of any conflict or inconsistency between the terms of the Agreement and this Schedule, the terms of the Agreement shall control and prevail.

The term "Informix" is used throughout this Schedule to refer to "OEM", as defined in the Agreement.

DEFINITIONS

"ATG PRODUCT ERROR" means a failure of an ATG Product to operate in accordance with its published ATG documentation.

"DAY" means, unless otherwise specified, a business day, excluding weekends and holidays observed by ATG and/or Informix.

"ESCALATION" is an act which expedites the Problem Resolution Request process through requesting assistance of ATG to add resources or raise management awareness to a specific customer problem.

"FIRST-LEVEL" is defined as call receipt, call screening, installation assistance, problem identification and diagnosis, efforts to create a repeatable demonstration of the Program Error (bug) and, if applicable, the distribution of any patches or minor updates.

"INTERIM SOLUTION" or "INTERIM RELEASE" means an interim solution (workaround/patch) or release for ATG's Product on a specific platform which contains critical bug fixes on top of the current released version, including any previously released patches and which, if they will benefit all customers, will be contained in a future 'permanent solution'. Customer specific solutions, even if provided by ATG, are not included in major product releases.

"NON-TECHNICAL RESPONSE" is defined as a phone call, voice or electronic mail message left with a person or answering service that can acknowledge and log the call.

"PERMANENT SOLUTION" means, in the case of an ATG Product Error, a maintenance release, or minor or major release of the ATG Product in which the problem has been resolved to conform to ATG Product specification. In the case of a customer specific problem, a permanent solution can also mean a Product patch which fixes the problem the customer reported.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

"SECOND-LEVEL" is defined as efforts to identify defective source code and to provide corrections, workarounds and/or patches to correct ATG Product Errors [**].

"SUPPORT RESPONSE" is direct, real-time contact with a technical support or development engineer via electronic mail, web response or telephone call.

ATG's PRIORITIZATION METHOD is based on the following criteria: Impact on our customer's business (priority); Number of customers who have seen the problem (frequency); and how long the problem has been open (age). Most important is the way the customers describe the impact on their business.

"PROBLEM PRIORITY"  means the criticality of an ATG Product Error.

         EMERGENCY (S0) product problems are crises: a system is down, a major operational function is unavailable, or a critical interface has failed. A system recovery or Work Around is required immediately. ATG will address the correction of these ATG Product Errors in accordance with the corresponding Service Level Objectives set forth below.

         CRITICAL (S1) product problems are critical to the customer's success and require immediate resolution. ATG will provide a Work Around when appropriate. If the problem is a product defect as determined through the standard escalation process, ATG will provide an interim solution by an agreed-upon date, and a permanent solution in the next maintenance release.

         HIGH (S2) product problems are problems that need to be resolved as soon as reasonably practicable. Most of these problems have acceptable Work Around, or the software recovers by itself. If the problem is a product defect, the Work Around may be replaced by a permanent solution in a subsequent maintenance release.

         NORMAL (S3) situations are minor or cosmetic problems. If the problem is a product defect, a permanent solution may be provided in a future release.

         The Problem Priority will be described by the customer and verified by Informix upon analyzing the customer call. If Informix refers the problem to ATG because it relates to an ATG Product Error, ATG will evaluate the Problem Priority based on the customer's and Informix's input.

"PROBLEM RESOLUTION REQUEST" is the communication vehicle used to communicate customer cases that require involvement of the other party to this agreement for resolution. There are four types of Problem Resolution Requests:

         REQUEST FOR ATG PRODUCT ERROR FIX:
         Correction of an ATG Product Error, as determined through the standard escalation process for which there is a normally Reproducible Test Case that demonstrates the problem(s). These corrections are covered by the Maintenance Fees paid by Informix under the Agreement.

         REQUEST TO SUPPORT A DEPENDENT CODE CHANGE:
         A change to ATG's Product is necessary because a correction to an ATG Product rendered inoperable the OEM Offering into which the ATG Product is incorporated. Informix will pay ATG at ATG's then-current rates for making such changes.

         REQUEST FOR TECHNICAL ASSISTANCE:
         Assistance diagnosing ATG Product Errors that do not have Reproducible Test Cases but have otherwise reasonably sufficient diagnostic information available. The foregoing excludes assistance

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

         with usability issues (such as performance tuning or configuration), for which Informix will pay ATG at ATG's then-current rates.

         FEATURE REQUEST:

         Informix may request that ATG enhance or otherwise modify an ATG Product in any manner not the direct result of an ATG Product Error. ATG shall have no obligation to perform such enhancements or modifications, and will do so only upon mutual agreement of the parties as to schedule and pricing for such work.

"REPRODUCIBLE TEST CASE" means a test case that demonstrates in a small code sample, usually less than 100 lines, the specific syntax or scenario that causes the problem. The code sample must demonstrate the inconsistencies with the ATG Product documentation. ATG will not be required to correct any ATG Product Error as to which Informix does not provide a normally Reproducible Test Case.

"REQUEST ACKNOWLEDGMENT" means confirmation that a problem resolution request has been received by the non-originating party.

"REQUEST STATUS" communicates to the other party the steps in the Problem Resolution Request Action Plan that have been completed, the results of those steps, and the next steps to be taken.

"REQUEST RESOLUTION" is the delivery of a correction or Work Around for a problem according to the Objectives stated below.

"WORK AROUND" means a temporary solution to an ATG Product Error. A Work Around will be replaced with a Permanent Solution in ATG's reasonable discretion in a future release of the relevant ATG Product.

SUPPORT AGREEMENT

In accordance with the Agreement, Informix will be providing [**] to Informix Technical Support Engineers who have been trained by ATG on the ATG Products.

-------------------------------------------------------------------------------------
[**]              [**]                [**]                [**]                [**]
-------------------------------------------------------------------------------------
[**]              [**]                [**]                [**]                [**]
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------


ATG and Informix agree to handle incoming calls in a timely manner and to use reasonable efforts to minimize phone queue hold times. If queue time becomes a problem, either party may escalate to the other party's CS VP.

SUPPORT PROCESS

ATG can provide separate documentation on the Support Processes for Standard and Escalated support issues upon request.

Informix agrees to use the customer problem prioritization system (described above in Definitions) for classifying problems that result in Problem Resolution Requests to ATG, and for responding to and resolving individual Problem Resolution Requests according to the Service Level Objectives (response, status, resolution times) described below. Both parties agree that the customer sets the problem priority using the definitions in this Schedule.

Informix and ATG will cooperate in the resolution of generic problems occurring across all platforms that ATG's Products are officially supported on.

If a problem occurs on an ATG Product and it cannot be reproduced on the Informix reference platform, ATG will attempt to reproduce it on at least one of the other platforms supported by Informix, provided it is an ATG supported platform.

If Informix's support personnel identify an ATG Product Error, they will contact the ATG support staff promptly to report the ATG Product Error and provide the ATG support staff with all available information relating to the conditions under which the ATG Product Error is believed to have occurred, as well as the results of all diagnostics and other tests run to analyze the ATG Product Error. ATG will have no obligation to begin to work on a correction for any ATG Product Error until it has received the foregoing information from Informix.

Informix will designate a technical support manager for escalations and two technical support engineers that will coordinate general customer case operations and training, be the interface for training and operations questions, and become the 'resident expert' on support of the ATG Products. This person, and his or her backup, will be the only Informix personnel authorized to access the ATG support organization.

PROBLEM RESOLUTION REQUEST

Informix can initiate a request for assistance (Problem Resolution Request) from ATG providing that reasonable efforts have been taken by Informix to ensure that the problem is not in an Informix product or a result of the integration or bundling of the ATG Product with an Informix product. ATG will establish an action plan that outlines the steps to resolving the each Problem Resolution Request that cannot be resolved in the initial call. Problem Resolution Request Action Plans will be tracked by the case owner.

RESOLUTION TO PROBLEM RESOLUTION REQUEST

Resolutions to a Problem Resolution Request will consist of either a Work Around, an Interim Solution, or a Permanent Solution that is reasonably acceptable to ATG, Informix and/or the End User. Problems that require an Interim Solution will be considered resolved when the test used to demonstrate the problem demonstrates that the nonconforming behavior is corrected, or that once the Interim Solution is integrated into the ATG Product, the problem experienced in the ATG Product or Informix Offering will be corrected [to the reasonable satisfaction of Informix. Problem resolutions that require an Interim Solution may be permanently resolved in the next scheduled release of the ATG Product or Informix Product provided the problem affects more than an individual customer.

SERVICE LEVEL OBJECTIVES

The following Service Level Objectives outline the time frame expectations for response times to acknowledge requests for problem resolution, status of problems that are under diagnosis and repair, and the time to achieve problem resolution given a problem's severity.

         PROBLEM RESOLUTION REQUEST ACKNOWLEDGMENT OBJECTIVES:
         Request Acknowledgment Objectives can be met by either Non-technical or Engineering contacts.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

         PROBLEM RESOLUTION REQUEST STATUS OBJECTIVES
         Request Status Objectives are met by the technical support engineer working on the case (case owner).

         PROBLEM RESOLUTION REQUEST RESOLUTION OBJECTIVES
         Request Resolution Objectives are met by the technical support engineer and/or the development engineer working on the case.


Table 1 - Diagnostic Problem Resolution Request Response Objectives


---------------------------------------------------------------------------------
               Request                         Request              Workaround
Severity       Acknowledgement                 Status               Resolution
---------------------------------------------------------------------------------
      0        [**]                            [**]                 [**]
---------------------------------------------------------------------------------
      1        [**]                            [**]                 [**]
---------------------------------------------------------------------------------
      2        [**]                            [**]                 [**]
---------------------------------------------------------------------------------
      3        [**]                            [**]                 [**]
---------------------------------------------------------------------------------

*[**]

                 Table 2 - ATG Product Error Response Objectives


------------------------------------------------------------------------------------------------------------------------
             Request                                                   Resolution
             Acknowledgment         Request         Resolution -       -Interim        Resolution - Permanent Solution
                                    Status          Work Around        Solution
------------------------------------------------------------------------------------------------------------------------
     0       [**]                   [**]            [**]               [**]            [**]
------------------------------------------------------------------------------------------------------------------------
     1       [**]                   [**]            [**]               [**]            [**]
------------------------------------------------------------------------------------------------------------------------
     2       [**]                   [**]            [**]               [**]            [**]
------------------------------------------------------------------------------------------------------------------------
     3       [**]                   [**]            [**]               [**]            [**]
------------------------------------------------------------------------------------------------------------------------


Notes to Tables 1 and 2:

(1) Status Objectives listed may differ on a case by case basis only if ATG and Informix mutually agree upon a different frequency of Status Objectives.



ESCALATION

ATG and Informix agree that escalation to the other party will be done only when all reasonable internal efforts to resolve the problem have been exhausted within the initiating company, and when reasonable efforts have been made to follow the normal Problem Resolution Request process without satisfactory results. Both parties agree that escalation occurs only between the respective company's Escalation Managers.

ATG and Informix agree that Escalations can occur for the following reasons:

     1. A customer expresses concern that a case is not being handled quickly enough or is being handled by what they believe to be inappropriate skill level.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

     2. The Informix/ ATG Technical Support manager feels the case has not received the proper attention needed to resolve the problem.

     3. Any situation, such as elapsed time, which would prevent meeting Service Level Objectives on a case.

     4. The customer has a strong business relationship with the reporting party that warrants expediting (e.g., VIP status) sooner than the stated service level objectives.

     5.   The customer has several concurrently open Priority S0 and S1 cases.

     6. Major business impact for customer requiring Project Management (i.e.: multiple hot issues for same customer) or coordination of resources between companies.

     7. Executive level intervention needed to manage customer expectations or to execute 'damage control.'

ESCALATION RESPONSE TIMES

For verified ATG Product Errors escalated to ATG and substantiated by ATG, the recipient of the escalated ATG Product Error will use reasonable efforts to meet the same objectives for status and resolution as stated above AND use reasonable efforts to meet the following escalation response objectives:

Table 3 - Escalation Response Times


---------------------------------------------------------------------------------
               Escalate To CS/PMD Mgmt.                    Escalate To CS/PMD VP
---------------------------------------------------------------------------------
      1        [**]                                        [**]
---------------------------------------------------------------------------------
      2        [**]                                        [**]
---------------------------------------------------------------------------------
      3        [**]                                        [**]
---------------------------------------------------------------------------------
      4        [**]                                        [**]
---------------------------------------------------------------------------------


ADDITIONAL REQUIREMENTS

ATG and Informix will provide to each other relevant technical support documentation (tech alerts, technical information, bug lists, patch lists, etc.) to facilitate customer problem diagnosis.

Informix Technical Support Engineers will attend appropriate ATG Training Courses to learn basic Dynamo programming, usage and administration, and ATG's Relationship Commerce applications. Specific classes to be agreed upon following execution of the Agreement.

Informix will conduct technical knowledge and skills transfer to ATG Technical Support Engineers at least 30 days prior to product beta start (if conducted), or at least 30 days prior to product first customer ship date.

ATG and Informix will provide access to electronic communications (messaging, bulletin boards, ftp servers, email, etc.) to facilitate customer problem diagnosis and resolution without the assistance of the other party, wherever possible.

All timeframes set forth in this Schedule are objectives and targets, and a party's failure to meet any particular timeframe shall not result in a breach of this Schedule or the Agreement. However, each party agrees to use commercially reasonable efforts to comply with all such timeframes.

                            SCHEDULE 8 - ATTACHMENT 1

                TECHNICAL CONSULTATIVE/SUSTAINING SUPPORT PROCESS

This Attachment 1 to Schedule 8 sets forth the support process and interface(s) between Informix and ATG regarding the resolution of problems with the ATG Product(s) or problems with Informix products used in conjunction with the ATG Product(s).

This document specifies the process by which Informix will contact ATG for both consultative and sustaining support, and the process by which ATG will contact Informix for both consultative and sustaining support.

The term "Informix" is used throughout this Schedule to refer to "OEM", as defined in the Agreement.

SUPPORT PROCESS

The support process (see flowchart on next page) defines how to provide:

     Informix assistance in resolving a problem(s) in ATG's Product(s) that result in a problem in Informix's Product(s);


The Call Flow Process (below) is verified by both companies 10 business days prior to product ship.

SUPPORT INFORMATION REQUIREMENTS

Both parties agree to use the customer problem prioritization system (listed in Definitions) for classifying customer reported problems that result in Problem Resolution Requests to the other party, and for responding to and resolving individual Problem Resolution Requests according to the Service Level Objectives (response, status, resolution times) described below. Both parties agree that the customer sets the problem priority using the definitions in this agreement.




Figure 1 - Call Flow Process


[Flow chart of Call Flow Process showing, among other things, "Informix customer with ATG Product" who contacts "Informix local Front-line TS engineer (LX,
Hub)", who contacts "Informix Back-line TS Engineer (MP, Hub)", who interacts with "ATG TS eng. (primary contact)" and with "Informix Escalation Manager". "ATG TS eng. (primary contact)" interacts with "ATG's Development" and "ATG's Escalation Manager". "ATG's Development" interacts with "Informix Business Unit," which interacts with "Informix Development".]

PROBLEM RESOLUTION PROCESS

Initiate a Problem Resolution Request by calling the Primary Contact of the other party after making reasonable efforts to isolate and diagnose the customer problem to the other party's product. See Call Flow Process Diagram above and phone numbers and names in Contact List below.

If a Problem Resolution Request does not meet the Service Level Objectives as described in the Service Level Agreement, either company may use the Escalation Process to expedite resolution. See Escalation Process below for details.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.

ESCALATION PROCESS

If the primary and backup contacts are unavailable, the named Technical Support Escalation Managers can call the other company's Technical Support Escalation Manager for assistance. In addition, if the case is a Priority S0 or S1, the Technical Support Engineer can call the in-company Escalation Manager to escalate the case to the other company's Escalation Manager.

For Informix:

1. Informix Back-line Technical Support Engineer calls ATG Primary (Back-line) contact (phone during business hours (9 a.m. to 7 p.m. Eastern Time) via ATG Customer Support Line).

2. If Primary ATG Contact is unavailable, call the ATG Backup contact (phone during business hours (9 a.m. to 7 p.m. Eastern Time), pager access for 24x7 support for Priority S0 situations only)

3. If the case is a Priority S0 or S1 and both the ATG Primary and Backup Contacts are unavailable, the Informix Back-line Technical Support Engineer will contact the Informix Escalation Manager.

4.   The Informix Escalation Manager will contact the ATG Escalation Manager.


SUPPORT HOURS AND PHONE NUMBERS

INFORMIX

Informix provides First Level support on OEM Offerings to customers with appropriate Informix technical support contracts during the following times:

                    -----------------------------------------------------------------------
                    Informix                Informix                Regency Support
                    Assurance               OpenLine                (w/w customer service
                    (w/w customer           (w/w customer service   program)
                    service  program)       program)
-------------------------------------------------------------------------------------------
Mon. - Fri.         not applicable          7AM to 7PM CST          Local Business
                                            / Local Time (Int'l     Hours
                                            time zones)

-------------------------------------------------------------------------------------------
24 X 7              TechInfo Center         w/valid extended        w/valid extended
AVAILABLE           only; No phone          support contract        support contract
                    support
-------------------------------------------------------------------------------------------
PHONE               Phone support           US and Canada:          US and Canada:
NUMBERS             only for                1 (800) 274 8184        1 (800) 274 8184
                    installation            Outside the US          Outside the US
                    problems.               and Canada:             and Canada:
                                            1 (888) 876-9797        1 (888) 876-9797
-------------------------------------------------------------------------------------------


ATG

ATG provides [**] ATG Products to Informix Technical Support during the following times:


                        ----------------------------------
                        to Informix Back-line
----------------------------------------------------------
Mon. - Fri.             [**]
----------------------------------------------------------
24 X 7 AVAILABLE        [**]
----------------------------------------------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                           Asterisks denote omissions.


-----------------------------------------------------------
PHONE NUMBERS           [**]
-----------------------------------------------------------

If Informix cases need to be passed to ATG for resolution outside of these hours and the primary & backup contacts are not available, follow the Escalation Path outlined below.

TECHNICAL SUPPORT CONTACTS

The INFORMIX points of contact for ATG Technical Support will be provided by Informix to ATG as soon as reasonably practical.


The initial ATG points of contact to Informix Technical Support are:

                   ----------------------------------------------------------------------
                   Primary (back-line)                Secondary (back-line)
-----------------------------------------------------------------------------------------
Name               [**]                               [**]
-----------------------------------------------------------------------------------------
EMAIL              [**]                               [**]
-----------------------------------------------------------------------------------------
PHONE              [**]                               [**]
-----------------------------------------------------------------------------------------
PAGER              [**]                               [**]
-----------------------------------------------------------------------------------------
LANGUAGE           English                            English
-----------------------------------------------------------------------------------------


Technical support contacts may be changed by either party upon written notice to the other party.

ESCALATION CONTACTS

The following people can be contacted if a customer issue is classified as an emergency (Priority S0) and/or the response to the normal problem resolution request is inadequate.

INFORMIX ESCALATION CONTACTS for the ATG Escalation Manager will be provided by Informix to ATG as soon as reasonably practical.


ATG ESCALATION CONTACTS for the Informix Escalation Manager:

                               --------------------------------------------------
                               Escalation Manger
---------------------------------------------------------------------------------
CONTACT NAME                   [**]
---------------------------------------------------------------------------------
PHONE                          [**]
---------------------------------------------------------------------------------
PAGER                          [**]
---------------------------------------------------------------------------------
EMAIL                          [**]
---------------------------------------------------------------------------------


Technical support contacts may be changed by either party upon written notice to the other party.

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


ADDITIONAL SUPPORT INFORMATION

ATG

email alias: support@atg.com

web pages : www.atg.com

As ATG makes new support systems become available to its other oem partners, it will make such systems available to Informix on comparable terms.